[front cover page]



Eaton Vance Investment Trust
For the Funds:


(bullet) EV Traditional California Limited Maturity Municipals Fund

(bullet) EV Traditional Connecticut Limited Maturity Municipals Fund

(bullet) EV Traditional Florida Limited Maturity Municipals Fund

(bullet) EV Traditional Michigan Limited Maturity Municipals Fund

(bullet) EV Traditional New Jersey Limited Maturity Municipals Fund

(bullet) EV Traditional New York Limited Maturity Municipals Fund

(bullet) EV Traditional Ohio Limited Maturity Municipals Fund


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                              [EATON VANCE LOGO]

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                          Annual Shareholder Report
                                March 31, 1997

                              [GRAPHIC TEXT CHART]

Results for the year ended
March 31, 1997

------------------------------------------------------------------------------------------------------------------------------
                            | Total       | Income   |         |              |            |            |  The        |
                            | return (One | dividends|         |              |            | If your    |  after-tax  |
                            | year ended  | paid by  |         |  Fund's      |            | combined   |  equivalent |
                            | 3/31/97,    | Fund     | NAV per |  distribution|[GRAPHICS]  | Federal &  |  yield you  |
                            | excl. sales | (during  | share at|  rate at     |(drawings   | state tax  |  would need |Tax
                            | charge)     | period)  | 3/31/97 |  3/31/97     |of States)  | rate is ...|  is ...     |Information*
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional California   |             |          |         |              |            |            |             |
Limited Maturity Municipals |   3.6%      |  $0.429  |  $9.56  |   4.50%      |California  |   41.95%   |      7.75%  | 99.00%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional Connecticut  |             |          |         |              |            |            |             |
Limited Maturity Municipals |   3.5%      |  $0.414  |  $9.53  |   4.35%      |Connnecticut|   38.88%   |      7.12%  | 98.22%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional Florida      |             |          |         |              |            |            |             |
Limited Maturity Municipals |   2.9%      |  $0.469  |  $9.95  |   4.72%      |Florida     |   38.71%   |      7.70%  | 99.73%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional Michigan     |             |          |         |              |            |            |             |
Limited Maturity Municipals |   4.8%      |  $0.429  |  $9.60  |   4.48%      |Michigan    |   40.02%   |      7.47%  | 99.86%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional New Jersey   |             |          |         |              |            |            |             |
Limited Maturity Municipals |   3.9%      |  $0.424  |  $9.62  |   4.42%      |New Jersey  |   40.08%   |      7.38%  | 99.39%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional New York     |             |          |         |              |            |            |             |
Limited Maturity Municipals |   3.6%      |  $0.469  | $10.05  |   4.68%      |New York    |   40.38%   |      7.85%  | 99.93%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------
EV Traditional Ohio         |             |          |         |              |            |            |             |
Limited Maturity Municipals |   4.3%      |  $0.424  |  $9.59  |   4.43%      |Ohio        |   40.80%   |      7.48%  | 99.71%
Fund                        |             |          |         |              |            |            |             |
-------------------------------------------------------------------------------------------------------------------------------

(footnote to chart)

* Percentages represent the portion of the total dividends paid by the Funds from net investment income during the year ended March 31, 1997, that have been designated as tax-exempt interest dividends. Tax legislation eliminated the exception to the market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio at market discounts may generate a small amount of ordinary taxable income.




                         ------------------------------------------------------

                             Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

                         ------------------------------------------------------

To Shareholders

The municipal bond market in 1996 was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax. After showing signs of slowing at the year's outset, it became apparent in the first quarter of 1996 that the economy was stronger than anticipated and that inflation, while still modest, would bear further watching. Consequently, long-term bond yields climbed steadily higher, reaching their peak in mid-June, 1996.

Investors were heartened by economic reports in the second half of the year that showed a scenario of slow growth and low inflation. In addition, the federal budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, bond yields finished the year at lower levels than at mid-year.

The first quarter of 1997 has been marked by stronger-than-expected economic growth, a tightening labor market, and increasing uneasiness over inflation, which remains low. At its March 25 meeting, the Federal Reserve raised the Federal Funds Rate 0.25% in an effort to slow the economy and make a preemptory strike at inflation. In response to 1997's economic events, the bond market has sold off somewhat, and the yield on the 30-year Treasury Bond
- a widely-held gauge of bond market sentiment - rose to 7.08% on March 31 from 6.64% at the end of 1996.

Despite Changing Market Conditions, Municipal Bonds Remain an Attractive Investment

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

We believe an investment in municipal bonds continues to represent good value for several reasons. First, Congress and the Clinton Administration have reached a tentative agreement to balance the budget over the next five years - a development viewed favorably by bond investors. Second, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. And third, taxes remain a burden and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. Eaton Vance's municipal bond department will continue to seek high, tax-free current income for shareholders.


[PHOTO OF THOMAS J. FETTER]                       Sincerely,

                                                  /s/ Thomas J. Fetter

                                                  Thomas J. Fetter,
                                                  President
                                                  May 9, 1997

Management Discussion

An interview with William H. Ahern, Vice President, and Portfolio Manager of the Connecticut, Florida, Michigan, New Jersey and Ohio Limited Maturity Municipals Portfolios.

Q.   Bill, what were your impressions of the economy over the past year?

A. The economy has shown a good deal of resilience in the past year. While many economists expected the growth trend to slow in late 1996 or early 1997, it has maintained fairly strong momentum. The good news is that the expansion has continued without significant inflation. The Federal Reserve has monitored the situation closely and has acted to preempt inflation, most recently in March, when it raised the Federal funds rates by 25 basis points (.25 percentage point). In response to the robust economic news, the bond market has been quite volatile.


Q.   What was behind the market volatility?

A. The volatility appears to be more in response to shifting investor sentiment toward the inflation outlook than to any empirical evidence. While actual inflation data have been rather tame, the Fed has, for some time, signalled a bias for higher interest rates. Interestingly, with the exception of its March rate hike, the Fed has been fairly restrained in its actions. But the market has still been waiting for the other shoe to drop.

     Meanwhile, investors have tended to overreact to economic reports, especially employment data. With job creation very strong, interest rates have risen more at the short end of the yield curve than the long end. That has produced a fairly volatile environment for the bond market. As evidence of that volatility, Treasury yields, which were 7.2% a year ago, declined to 6.35% in November before moving back up to 7.1% at March 31. That's a fairly wild ride for bond investors.


                          [PHOTO OF WILLIAM H. AHERN]



Q.   So the Fed has been "jawboning" interest rates higher?

A. That's correct. For many months, the Fed was able to accomplish much of the rate increase through public comment alone. This jawboning can be very effective over the short run, but runs the risk of losing credibility if it is not followed by action. Thus, the March rate increase, while a relatively mild action, can be seen as part of a larger Fed strategy to contain inflation.

Q.   Did you make any changes within the Portfolios during the period?

A. Yes. We've made a number of structural changes to the Portfolios. As the market has become increasingly generic in recent years, these structural subtleties have become much more critical to performance. Our efforts have been aimed primarily at enhancing liquidity, improving the Portfolios' call protection, and adjusting duration, or the Fund's responsiveness to changes in interest rates.

     By consolidating holdings, we have been able to reduce the number of bonds in many of the Portfolios while increasing the average size of those holdings. That helps to enhance the liquidity of the Portfolios. Call protection, of course, continues to be an important consideration. By increasing call protection, we have reduced the Portfolios' exposure to untimely bond redemptions and increased upside potential. Finally, we have used the market downturn as an opportunity to adjust the durations of the Portfolios and improve the trading characteristics of our bonds. By keeping an average duration generally in the 6.5-to-6.75 year range, we have limited the damage during the recent downturn.


Q.   Specifically, what is meant by a generic market?

A. That refers to the fact that in recent years, quality spreads - the yield difference between bonds of varying quality - have become increasingly narrow. That is largely a function of the widespread use of insurance by municipal bond issuers. Bonds that, based on their underlying fundamentals, would ordinarily carry an A-rating, receive a Aaa-rating due to private insurance. The result is that the municipal market is increasingly dominated by insured issues. Perhaps more than ever before, investors must really do their homework to find good values.

Q.   Has that affected your approach to the market?

A. Yes. I think the changing make-up of the market has made it necessary for investors to expand their research efforts. For example, we have redoubled our efforts in the non-rated sector of the market. The non-rated segment typically consists of smaller issuers, such as colleges, nursing homes, or private purpose industrial development bonds. Because these bonds lack ratings from the major rating agencies, they may carry an unusually attractive coupon. Naturally, investing in non-rated bonds requires especially rigorous analysis. At Eaton Vance, we have dedicated more resources and analysts to this area of the market. Equally as important, we've developed our own internal criteria to make certain that these bonds meet our strict standards of creditworth iness. By focusing on this segment of the market, we have been able to add incrementally to our yields in an era of declining spreads.

Q. Has the intermediate sector of the muni market performed in line with expectations?

A. Yes. While the intermediate municipal market has declined with the rate increases, it has characteristically declined less than the Treasury market. The intermediate segment of the market was isolated from the decline somewhat by shorter maturities as well as by the fact that price changes in the municipal market are rarely as large as in the Treasury market - either on the upside or the downside. Once again, the intermediate bond market performed pretty much in line with expectations.

Q. Supply and demand has long been a major factor in the municipal market. Has that been the case in the past year?

A. Issuance wasn't much of a factor in the municipal market in the past year. New issuance in 1996 exceeded the levels of 1995, but not to the extent that there was a glut. In addition to refundings that removed bonds from the market in recent years, investor demand from individuals, mutual funds and insurance companies was more than sufficient to meet new supply.

Q. Bill, as you look ahead to the rest of 1997, what is your view of the municipal market?

A. I remain generally constructive on the outlook for municipal bonds. While the economy has registered steady growth, inflation has been modest. Continuing increases in productivity and global competition are helping to keep inflation in check. Having said that, the Federal Reserve has been a staunch inflation-fighter and, therefore, we can't rule out the possibility of additional Fed rate hikes. That would be a potential hurdle over the short-term. But it's important to remember that Federal tax rates remain fairly onerous and municipal bonds are among the few ways for investors to reduce their tax bills.

     For the conservative investor, a major investment goal may be tax-free income with lower volatility, the mandate of the Limited Municipals Portfolios. While past performance is no guarantee of future results, the intermediate sector has historically managed a good percentage of the yield of long-term bonds, with roughly half of their volatility. I believe intermediate municipals continue to merit consideration from conservative, income-oriented investors.


     ----------------------------------------------------------------------
          Included in the pages that follow are performance charts
          that compare your Fund's total return with that of a
          broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers
          7-year Municipal Bond Index. The heavy solid line on the
          chart represents the Fund's performance. The Fund's total
          return figure reflects fund expenses and portfolio
          transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The light solid line represents the Fund's performance, including the Fund's
          2.5% maximum sales charge. The dotted line represents the performance of the Lehman Brothers 7-Year Municipal Bond
          Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is comprised principally of bonds solely from your individual state, the
          Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in the Index.
     ----------------------------------------------------------------------

EV Traditional California Limited Maturity Municipals Fund

Your investment at work                 [illustration (building)]

Central Valley
Financing Authority
Carson Ice Project

These bonds were issued in 1993 to finance the construction of a cogeneration power plant in Sacramento County following the voter-mandated shutdown of the Rancho Seco nuclear power plant. Operated by the Carson Company, the gas-fired project sells generated steam to the Sanitation District for use at its Treatment Facility, as well as to the Glacier Valley Ice Plant, an affiliate of Carson. The bonds finance the cost-effective production of public energy and a safe alternative to nuclear energy, while also fulfilling the energy needs of a jobs-producing private enterprise.

--------------------------------------------------------------------------------
                          Portfolio Overview
              Based on market value as of March 31, 1997

 [illustration of
state of California]

       Number of issues.......................................23
       Average quality........................................AA
       Investment grade.....................................93.7%

       Effective maturity (years)..........................11.29

Largest sectors:

       Insured hospital revenue...........................21.9%*
       Escrowed/prerefunded...............................16.4
       Insured lease revenue/COP..........................11.6*
       Electric utilities..................................9.0
       Water & sewer revenue...............................5.0

* Private insurance does not remove the market risks that are associated with these investments.


--------------------------------------------------------------------------------

The State of the State: California


The California economy is once again moving at full throttle. Having lost 500,000 jobs in the 1990-93 recession, the state has added almost 1 million in the past three years and continues to build momentum. Technology, foreign trade, tourism and entertainment have been the main generators of jobs, according to California's Center for Continuing Study. The film industry has added 60,000 jobs in the past three years alone, benefiting from increased sales to global markets. Foreign trade has also been a vital element in the recovery of the state's technology sector. Technology exports reached more than $72 billion in 1996. Venture capital funding in the pivotal Silicon Valley area exceeded $2 billion last year, a sign of growing confidence in the state's ability to generate new products for the technology marketplace. Total employment is expected to rise by 20% in the next decade, with household income rising 35%, well above national levels. Mirroring the improvement in the California economy, the state's revenues have improved significantly, running well above estimates for the current fiscal year, and are likely to produce a healthy surplus at fiscal year-end.

--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Traditional California Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1997


[LINE CHART]
                        EV Traditional
                        California          Fund, including  7-Year
                        Limited Maturity    maximum sales    Municipal
        Date            Municipals Fund     charge           Bond Index
        ----            ---------------     ---------------  ----------
    12/31/93+            $10,000              $9,747           $10,000
     1/31/94             $10,090              $9,835           $10,106
     2/28/94              $9,934              $9,683            $9,887
     3/31/94              $9,655              $9,411            $9,623
     4/30/94              $9,701              $9,456            $9,693
     5/31/94              $9,758              $9,511            $9,741
     6/30/94              $9,722              $9,476            $9,724
     7/31/94              $9,850              $9,601            $9,861
     8/31/94              $9,866              $9,617            $9,913
     9/30/94              $9,770              $9,523            $9,818
    10/31/94              $9,663              $9,419            $9,719
    11/30/94              $9,512              $9,272            $9,577
    12/31/94              $9,595              $9,352            $9,723
     1/31/95              $9,774              $9,527            $9,905
     2/28/95              $9,972              $9,720           $10,128
     3/31/95             $10,022              $9,768           $10,233
     4/30/95             $10,034              $9,781           $10,261
     5/31/95             $10,232              $9,974           $10,534
     6/30/95             $10,179              $9,922           $10,524
     7/31/95             $10,276             $10,017           $10,658
     8/31/95             $10,360             $10,098           $10,784
     9/30/95             $10,393             $10,130           $10,825
    10/31/95             $10,479             $10,214           $10,920
    11/30/95             $10,586             $10,318           $11,040
    12/31/95             $10,628             $10,360           $11,098
     1/31/96             $10,704             $10,434           $11,206
     2/28/96             $10,675             $10,405           $11,168
     3/31/96             $10,562             $10,295           $11,059
     4/30/96             $10,546             $10,279           $11,038
     5/31/96             $10,531             $10,265           $11,022
     6/30/96             $10,592             $10,324           $11,107
     7/31/96             $10,654             $10,385           $11,198
     8/31/96             $10,650             $10,381           $11,205
     9/30/96             $10,757             $10,485           $11,306
    10/31/96             $10,842             $10,568           $11,427
    11/30/96             $11,039             $10,760           $11,618
    12/31/96             $10,967             $10,690           $11,583
     1/31/97             $10,975             $10,697           $11,625
     2/28/97             $11,058             $10,778           $11,721
     3/31/97             $10,940             $10,663           $11,569


     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      1.0%         2.1%           $10,663
     W/out max. sales charge     3.6%         2.8%           $10,940
     ------------------------------------------------------------------

(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional Connecticut Limited Maturity Municipals Fund


Your investment at work                 [illustration (graduation cap)]

CT Health & Education
Finance Authority
Quinnipiac College

This bond was issued in 1993 to finance the construc-tion and furnishing of a new 286-bed residence hall, to construct a series of buildings for the relocation of the Law School, and to refund earlier Quinnipiac issues. In recent years, Quinnipiac has continued its transformation from a commuter college to a residential college, with the percentage of students residing on campus now reaching over 70%. Rated BBB- by Standard & Poor's, the bonds carry a 6.0% coupon and are an example of the Portfolio's research efforts during the past year to find good value in lower-rated investment-quality bonds.

--------------------------------------------------------------------------------
                               Portfolio Overview
                   Based on market value as of March 31, 1997

  [illustration of
state of Connecticut]

               Number of issues....................................29
               Average quality.....................................AA
               Investment grade...................................100%

          Effective maturity (years)............................ 9.80

          Largest sectors:
              Insured general obligations.........................22.8%*
              Insured hospitals...................................15.5*
              Education...........................................12.8
              General obligations..................................9.8
              Industrial development revenue.......................7.4

* Private insurance does not remove the market risks that are associated with these investments.
--------------------------------------------------------------------------------

The State of the State: Connecticut

The Connecticut unemployment rate declined to 4.9% in February, bettering the national average and providing another sign that the state economy is improving. The state has witnessed employment growth in the past year, with a marked improvement from earlier in the decade. For example, housing permits through February increased 25% from the same period a year ago. Retail sales also increased in 1996, rising 9.3%. Elsewhere, the casino industry has been particularly strong, with Foxwood's Casino in Ledyard reportedly the highest grossing casino in the country. With the addition of another casino in nearby Montville, the gaming industry has produced significant job creation. Elsewhere, Pratt & Whitney, a leading manufacturer of jet engines, increased its payroll in the past year. Having laid off thousands of workers in the recession of the early 1990's, the company has benefited from increased demand for aircraft from a resurgent airline industry. On the fiscal front, the imposition of a state income tax in 1992 stabilized the Connecticut tax structure by reducing the state's economic vulnerability and substantially increasing revenues. Total tax collections for the fiscal year rose 4.4%, more than offseting higher Medicaid spending requirements.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Traditional Connecticut Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1997


[LINE CHART]
                        EV Traditional
                        Connecticut         Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------

        12/31/93+            $10,000           $9,747           $10,000
         1/31/94             $10,044           $9,789           $10,106
         2/28/94              $9,856           $9,606            $9,887
         3/31/94              $9,585           $9,342            $9,623
         4/30/94              $9,650           $9,406            $9,693
         5/31/94              $9,665           $9,421            $9,741
         6/30/94              $9,608           $9,364            $9,724
         7/31/94              $9,724           $9,478            $9,861
         8/31/94              $9,749           $9,502            $9,913
         9/30/94              $9,672           $9,427            $9,818
        10/31/94              $9,575           $9,332            $9,719
        11/30/94              $9,464           $9,224            $9,577
        12/31/94              $9,566           $9,324            $9,723
         1/31/95              $9,723           $9,476            $9,905
         2/28/95              $9,888           $9,638           $10,128
         3/31/95              $9,947           $9,695           $10,233
         4/30/95              $9,969           $9,716           $10,261
         5/31/95             $10,123           $9,867           $10,534
         6/30/95             $10,101           $9,845           $10,524
         7/31/95             $10,197           $9,938           $10,658
         8/31/95             $10,290          $10,029           $10,784
         9/30/95             $10,332          $10,070           $10,825
        10/31/95             $10,438          $10,174           $10,920
        11/30/95             $10,533          $10,266           $11,040
        12/31/95             $10,574          $10,306           $11,098
         1/31/96             $10,649          $10,379           $11,206
         2/28/96             $10,607          $10,338           $11,168
         3/31/96             $10,493          $10,227           $11,059
         4/30/96             $10,453          $10,189           $11,038
         5/31/96             $10,415          $10,151           $11,022
         6/30/96             $10,497          $10,231           $11,107
         7/31/96             $10,591          $10,322           $11,198
         8/31/96             $10,574          $10,306           $11,205
         9/30/96             $10,690          $10,419           $11,306
        10/31/96             $10,763          $10,490           $11,427
        11/30/96             $10,935          $10,658           $11,618
        12/31/96             $10,896          $10,620           $11,583
         1/31/97             $10,913          $10,637           $11,625
         2/28/97             $10,994          $10,716           $11,721
         3/31/97             $10,864          $10,589           $11,569


     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      0.9%         1.8%           $10,589
     W/out max. sales charge     3.5%         2.6%           $10,864
     ------------------------------------------------------------------

(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/2/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional Florida Limited Maturity Municipals Fund


Your investment at work                      [illustration (medical symbol)]

Escambia County FL
Health Facilities Authority
Baptist Hospital, Inc.

Baptist Hospital is a major tertiary care center located in Pensacola. The Hospital provides a wide range of inpatient and outpatient medical and surgical services. In addition, the hospital provides specialty services in the areas of obstetrics, behavioral medicine, psychiatry, substance abuse, diabetes, hemodialysis, oncology, cardiology, and urology. This issue is a good example of the Portfolio's efforts to find good value in non-rated or lower-rated investment grade bonds. Rated BBB+ by Standard & Poor's, a major bond rating agency, the bond carries an attractive 6% coupon.


--------------------------------------------------------------------------------

                               Portfolio Overview

                   Based on market value as of March 31, 1997

[illustration of state of Florida]

               Number of issues..............................    40
               Average quality...............................    AA
               Investment grade..............................  98.3%

          Effective maturity (years)......................... 11.44

          Largest sectors:
              General obligations............................ 17.0%
              Escrowed....................................... 14.3
              Utilities...................................... 13.4
              Insured - Hospital.............................  9.5*
              Insured - Transportation.......................  9.3*

* Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

The State of the State: Florida

Florida remains a major generator of jobs in the southeastern U.S. economy, utilizing its attractive climate and growing reputation as an entertainment center. The state's economy continued to post solid growth in the past year, with unemployment reaching a low of 5% in the final quarter of 1996, the lowest level since 1988. The service sectors have been especially strong, providing the bulk of new job creation. Meanwhile, the manufacturing sector remained weak, with the exception of some strength in the aircraft, electrical equipment, and appliances segments. Tourism remained a source of strength for the Florida economy. Theme park attendance in the Orlando area set new records, resulting in rising hotel occupancy rates and prompting plans for park expansions.

The influx of retirees to Florida continues, although population growth has subsided somewhat from the frantic pace set in the 1980s. In 1996, wage growth outpaced overall income growth in Florida, reversing a trend in a state where investment income of retirees has traditionally increased faster than wages. Separately, Florida has done a good job of expanding its tax base and can look forward to growing revenues from corporate, sales and use-tax revenues.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Traditional Florida Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From July 31, 1994, through March 31, 1997

                        EV Traditional
                        Florida             Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------
         7/31/94+            $10,000           $9,750           $10,000
         8/31/94             $10,030           $9,778           $10,052
         9/30/94              $9,949           $9,700            $9,956
        10/31/94              $9,839           $9,593            $9,856
        11/30/94              $9,708           $9,465            $9,712
        12/31/94              $9,848           $9,602            $9,860
         1/31/95             $10,020           $9,769           $10,045
         2/28/95             $10,198           $9,942           $10,271
         3/31/95             $10,269          $10,012           $10,378
         4/30/95             $10,278          $10,020           $10,405
         5/31/95             $10,472          $10,210           $10,682
         6/30/95             $10,460          $10,198           $10,672
         7/31/95             $10,563          $10,299           $10,808
         8/31/95             $10,667          $10,400           $10,936
         9/30/95             $10,697          $10,429           $10,978
        10/31/95             $10,770          $10,500           $11,073
        11/30/95             $10,852          $10,580           $11,195
        12/31/95             $10,936          $10,662           $11,255
         1/31/96             $11,010          $10,734           $11,364
         2/28/96             $10,933          $10,659           $11,325
         3/31/96             $10,815          $10,545           $11,214
         4/30/96             $10,782          $10,512           $11,194
         5/31/96             $10,760          $10,491           $11,177
         6/30/96             $10,823          $10,552           $11,263
         7/31/96             $10,899          $10,626           $11,356
         8/31/96             $10,898          $10,625           $11,363
         9/30/96             $11,006          $10,730           $11,465
        10/31/96             $11,082          $10,804           $11,589
        11/30/96             $11,267          $10,985           $11,782
        12/31/96             $11,212          $10,931           $11,746
         1/31/97             $11,189          $10,909           $11,788
         2/28/97             $11,274          $10,991           $11,886
         3/31/97             $11,129          $10,850           $11,732



     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      0.3%         3.6%           $10,850
     W/out max. sales charge     2.9%         4.5%           $11,129
     ------------------------------------------------------------------

(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 7/5/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional Michigan Limited Maturity Municipals Fund

Michigan Hospital                              [illustration (medical symbol)]
Finance Authority
Presbyterian Villages

These bonds were issued in 1995 to refinance existing debt as well as to provide financing for projects at the Presbyterian Village continuing care retirement communities. The principal project consists of a new building designed, programmed, and staffed to serve Alzheimer's patients. In addition to the new building, the bonds financed capital improvements to roadways, lighting, dining facilities, natural gas utilities, and telephones. In this bond, the Portfolio was able to help finance a much needed assisted-living center while realizing an attractive yield from a well-regarded issuer.

--------------------------------------------------------------------------------

                               Portfolio Overview

                   Based on market value as of March 31, 1997

[illustration of state of Michigan]

          Number of issues ..............................    27
          Average quality ...............................    A+
          Investment grade ..............................  97.5%

     Effective maturity (years) .........................  9.98

     Largest sectors:
         Insured general obligations ...................   21.2%*
         Escrowed/prerefunded ..........................   19.4
         Hospitals .....................................   16.9
         Special tax revenue ...........................   10.3
         General obligations ...........................    8.3

     * Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

The State of the State: Michigan

Boosted by a solid performance of the national economy, the Michigan economy continued to enjoy strong job growth in 1996. The state's robust economic recovery has pushed employment levels to an all-time high, attracting a flood of workers to the labor force. The state labor force expanded by 3% from a year earlier, outpacing the growth in the national labor force, which rose only 1.6%. The fastest-growing areas for state job creation included services, trade, retailing, and construction. In the important auto sector, total vehicles production declined from the sharp pace of 1995, although demand for light trucks continued to surge. Growth in personal income also showed strong momentum. The state remains in a very positive financial position. The state's financial reserves are near their highest in history, with the "Rainy Day Fund" maintaining a healthy balance equal to around 4% of General and School Aid revenues. Michigan continues to manage its debt well, with most ratios remaining below median levels. That prudent fiscal management affords the state an extra measure of flexibility and continues to earn the state's general obligations a rating of Aa from Moody's, a major rating agency.


--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Traditional Michigan Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1997



[LINE CHART]
                        EV Traditional
                        Michigan            Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------
        12/31/93+            $10,000           $9,747           $10,000
         1/31/94             $10,079           $9,824           $10,106
         2/28/94              $9,882           $9,632            $9,887
         3/31/94              $9,582           $9,340            $9,623
         4/30/94              $9,659           $9,414            $9,693
         5/31/94              $9,706           $9,460            $9,741
         6/30/94              $9,690           $9,445            $9,724
         7/31/94              $9,797           $9,549            $9,861
         8/31/94              $9,824           $9,576            $9,913
         9/30/94              $9,728           $9,481            $9,818
        10/31/94              $9,611           $9,368            $9,719
        11/30/94              $9,470           $9,230            $9,577
        12/31/94              $9,573           $9,331            $9,723
         1/31/95              $9,763           $9,516            $9,905
         2/28/95              $9,941           $9,689           $10,128
         3/31/95              $9,990           $9,738           $10,233
         4/30/95             $10,003           $9,750           $10,261
         5/31/95             $10,180           $9,923           $10,534
         6/30/95             $10,138           $9,882           $10,524
         7/31/95             $10,214           $9,956           $10,658
         8/31/95             $10,309          $10,048           $10,784
         9/30/95             $10,352          $10,090           $10,825
        10/31/95             $10,482          $10,217           $10,920
        11/30/95             $10,578          $10,311           $11,040
        12/31/95             $10,610          $10,342           $11,098
         1/31/96             $10,697          $10,427           $11,206
         2/28/96             $10,624          $10,355           $11,168
         3/31/96             $10,500          $10,235           $11,059
         4/30/96             $10,462          $10,197           $11,038
         5/31/96             $10,458          $10,194           $11,022
         6/30/96             $10,519          $10,253           $11,107
         7/31/96             $10,637          $10,368           $11,198
         8/31/96             $10,600          $10,332           $11,205
         9/30/96             $10,728          $10,457           $11,306
        10/31/96             $10,825          $10,552           $11,427
        11/30/96             $11,011          $10,733           $11,618
        12/31/96             $10,985          $10,707           $11,583
         1/31/97             $11,026          $10,747           $11,625
         2/28/97             $11,109          $10,828           $11,721
         3/31/97             $11,002          $10,724           $11,569





     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      2.1%         2.2%           $10,724
     W/out max. sales charge     4.8%         3.0%           $11,002
     ------------------------------------------------------------------

(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional New Jersey Limited Maturity Municipals Fund


Your investment at work                      [illustration (airplane)]

Port Authority of
New York & New Jersey
Delta Airlines

The Port Authority of New York and New Jersey is a joint authority that oversees the administration of the area's metropolitan airports, sea terminals, tunnels, and highways. Delta Airlines is among the nation's largest passenger carriers. This Port Authority issue provided funding for improvements to Delta Airline's terminal facilities. Rated Baa3/BB+ by Moody's and S&P, respectively, the bonds carry an attractive 6.95% coupon. With the projected increase in air traffic in the busy metropolitan area in coming years, credit quality may improve. The bonds are an example of the Portfolio's research-driven investments in infrastructure projects.


--------------------------------------------------------------------------------

                               Portfolio Overview

                   Based on market value as of March 31, 1997

[illustration of state of New Jersey]

          Number of issues.............................   57
          Average quality..............................   AA-
          Investment grade............................. 97.0%

     Effective maturity (years)........................  9.48

     Largest sectors:
         Insured general obligations................... 21.2%*
         Insured - Transportation...................... 10.8*
         General obligations...........................  9.6
         Hospitals.....................................  7.1
         Cogeneration..................................  7.1

     * Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

The State of the State: New Jersey

Employment continued to expand in New Jersey in early 1997, with non-farm employment reaching a seven-year high in February. The unemployment rate fell to 5.5%, the lowest level since October, 1990. Despite the job creation, the state's economy continued to lag the nation's, having been hampered by recent rounds of job cuts tied to corporate restructurings in the communications, utilities, and pharmaceuticals industries. Despite its slow recovery, New Jersey's economy remains among the most diverse in the nation, and the state is the national headquarters for several of the largest commercial and industrial companies in the U.S. Nonetheless, while New Jersey ranks second in the nation in per capita income, the state's $1.25 billion, three-year personal income tax cut, as well as the phase-in of a homeowner property tax deduction, will likely result in reduced state revenues. Another challenge facing New Jersey is the impact of federal welfare reforms on state finances. While federal "block grants" will initially exceed current-law funding, caseload trends suggest that the state's needs may widen in future years. Like other states, New Jersey will need to determine ways to manage that deficit.


--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in EV Traditional New Jersey Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1997


[LINE CHART]
                        EV Traditional
                        New Jersey          Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------
        12/31/93+            $10,000           $9,747           $10,000
         1/31/94             $10,088           $9,833           $10,106
         2/28/94              $9,932           $9,681            $9,887
         3/31/94              $9,652           $9,408            $9,623
         4/30/94              $9,728           $9,482            $9,693
         5/31/94              $9,775           $9,528            $9,741
         6/30/94              $9,738           $9,492            $9,724
         7/31/94              $9,855           $9,606            $9,861
         8/31/94              $9,871           $9,622            $9,913
         9/30/94              $9,795           $9,548            $9,818
        10/31/94              $9,678           $9,434            $9,719
        11/30/94              $9,547           $9,306            $9,577
        12/31/94              $9,692           $9,447            $9,723
         1/31/95              $9,860           $9,610            $9,905
         2/28/95             $10,015           $9,762           $10,128
         3/31/95             $10,086           $9,831           $10,233
         4/30/95             $10,077           $9,822           $10,261
         5/31/95             $10,264          $10,004           $10,534
         6/30/95             $10,210           $9,952           $10,524
         7/31/95             $10,307          $10,046           $10,658
         8/31/95             $10,379          $10,117           $10,784
         9/30/95             $10,433          $10,169           $10,825
        10/31/95             $10,518          $10,253           $10,920
        11/30/95             $10,646          $10,377           $11,040
        12/31/95             $10,688          $10,418           $11,098
         1/31/96             $10,742          $10,471           $11,206
         2/28/96             $10,691          $10,421           $11,168
         3/31/96             $10,567          $10,300           $11,059
         4/30/96             $10,517          $10,251           $11,038
         5/31/96             $10,491          $10,226           $11,022
         6/30/96             $10,573          $10,306           $11,107
         7/31/96             $10,690          $10,420           $11,198
         8/31/96             $10,675          $10,405           $11,205
         9/30/96             $10,780          $10,508           $11,306
        10/31/96             $10,843          $10,569           $11,427
        11/30/96             $11,017          $10,738           $11,618
        12/31/96             $10,990          $10,712           $11,583
         1/31/97             $11,042          $10,763           $11,625
         2/28/97             $11,113          $10,832           $11,721
         3/31/97             $10,983          $10,706           $11,569


     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      1.3%         2.2%           $10,706
     W/out max. sales charge     3.9%         3.0%           $10,983
     ------------------------------------------------------------------


(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional New York Limited Maturity Municipals Fund

Your Investment at Work                         [illustration (medical staff)]

Glen Cove, NY
Industrial Development Authority
The Regency at Glen Cove

These bonds were issued in 1992 to finance the construction of an Adult Home for elderly residents who require assistance with daily living activities and other rehabilitation care. Licensed by the New York Department of Social Services, the project consists of 96 living units, dining facilities, a library, visiting rooms, games rooms, administrative offices, and examination rooms for visiting physicians. Communities are turning increasingly to facilities such as the Regency for living care alternatives for our aging populations. The non-rated bonds carry a very attractive 9.5% coupon.

--------------------------------------------------------------------------------

                               Portfolio Overview

                   Based on market value as of March 31, 1997

[illustration of state of New York]

          Number of issues................................   41
          Average quality.................................   AA-
          Investment grade................................ 97.8%

     Effective maturity (years)........................... 11.81

     Largest sectors:
         Transportation................................... 23.8%
         Lease revenue/Certificate of participation....... 14.4
         Insured transportation...........................  9.5*
         Insured hospital.................................  9.5*
         Housing..........................................  6.7

     * Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

The State of the State: New York

The New York economy remains in a slow-growth mode, although there have been encouraging signs of strength in some sectors. The Wall Street boom that produced record profits in 1996, continued into 1997 and led to employment growth in financial services. The state real estate market continued to firm, with construction of multi-family homes leading the way. Commercial construction has also strengthened, with the office market seeing a gradual decline in vacancy rates. For example, major projects underway in New York City include a new terminal at Kennedy International Airport, a state-of-the-art commodity trading center, three major entertainment complexes, three hotels, and a number of new retail complexes. On the fiscal front, the state is expected to end fiscal 1997 with a surplus, the result of higher-than-expected tax revenues and successful efforts to restrain spending. Tax revenue growth exceeded expectations due in part to capital gains from the rising stock market and from record bonus payments within the financial services industry. The effect of tax reductions could significantly reduce state revenues. Continued cost controls will likely be necessary to maintain an operating budget balance.


--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Traditional New York Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From July 31, 1993, through March 31, 1997


[LINE CHART]
                        EV Traditional
                        New York            Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------
         7/31/94+            $10,000           $9,749           $10,000
         8/31/94             $10,059           $9,807           $10,052
         9/30/94              $9,958           $9,708            $9,956
        10/31/94              $9,848           $9,601            $9,856
        11/30/94              $9,686           $9,443            $9,712
        12/31/94              $9,838           $9,590            $9,860
         1/31/95             $10,009           $9,758           $10,045
         2/28/95             $10,199           $9,942           $10,271
         3/31/95             $10,270          $10,012           $10,378
         4/30/95             $10,268          $10,010           $10,405
         5/31/95             $10,474          $10,211           $10,682
         6/30/95             $10,473          $10,209           $10,672
         7/31/95             $10,576          $10,310           $10,808
         8/31/95             $10,690          $10,422           $10,936
         9/30/95             $10,720          $10,451           $10,978
        10/31/95             $10,825          $10,553           $11,073
        11/30/95             $10,971          $10,695           $11,195
        12/31/95             $11,023          $10,746           $11,255
         1/31/96             $11,108          $10,829           $11,364
         2/28/96             $11,063          $10,784           $11,325
         3/31/96             $10,956          $10,680           $11,214
         4/30/96             $10,922          $10,647           $11,194
         5/31/96             $10,911          $10,637           $11,177
         6/30/96             $10,974          $10,698           $11,263
         7/31/96             $11,061          $10,783           $11,356
         8/31/96             $11,039          $10,761           $11,363
         9/30/96             $11,157          $10,877           $11,465
        10/31/96             $11,245          $10,962           $11,589
        11/30/96             $11,430          $11,143           $11,782
        12/31/96             $11,364          $11,078           $11,746
         1/31/97             $11,353          $11,067           $11,788
         2/28/97             $11,449          $11,161           $11,886
         3/31/97             $11,348          $11,063           $11,732



     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      1.0%         4.2%           $11,063
     W/out max. sales charge     3.6%         5.2%           $11,348
     ------------------------------------------------------------------

(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 7/6/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

EV Traditional Ohio Limited Maturity Municipals Fund

Your investment at work                         [illustration (medical staff)]

Warren County, OH
Hospital Facilities
Otterbein Homes Project

The Otterbein Corporation is a non-profit corporation established in 1912 with close ties to the United Methodist Church. It currently owns and operates five retirement homes and health care centers throughout Ohio and provides management services to four additional homes. The homes provide both skilled and intermediate care for their elderly residents. These bonds, which were used to refinance outstanding debt of the Corporation, have a coupon of 7.2% and provide good income from a small but well-regarded issuer.

--------------------------------------------------------------------------------

                               Portfolio Overview

                   Based on market value as of March 31, 1997

[illustration of state of Ohio]

          Number of issues......................................   40
          Average quality.......................................   A+
          Investment grade...................................... 81.9%

     Effective maturity (years)................................. 8.89

     Largest sectors:
         Insured general obligations............................ 31.0%*
         Hospitals.............................................. 14.7
         General obligations.................................... 11.3
         Escrowed...............................................  7.7
         Industrial development revenue.........................  7.6

     * Private insurance does not remove the market risks that are associated with these investments.

--------------------------------------------------------------------------------

The State of the State: Ohio

Ohio has been a major beneficiary of the strength in the national economy. A low unemployment rate and low inflation have raised the confidence of Ohio's consumers, who have stepped up their purchases of homes and consumer products. Job creation has held firm in the manufacturing sector and increased in the service and construction sectors. Manufacturing employment remains above the national average, although continued growth in financial services, retail and trade sectors has helped diversify the Ohio economy. While manufacturing jobs are expected to decline in coming years, total employment should expand by 1% annually. Ohio has enjoyed a strong fiscal profile, with tax revenues exceeding forecasts in recent years while spending has been held below budgeted levels. This strong performance prompted the legislature to institute a temporary $400 million tax cut. Despite the loss of these tax receipts, the state's revenues continue to run ahead of expectations, providing the prospect for continued balanced operations with no depletion of state reserves.

--------------------------------------------------------------------------------
Comparison of Change in Value of a $10,000 Investment in EV Traditional Ohio Limited Maturity Municipals Fund and the Lehman Brothers 7-Year Municipal Bond Index

From December 31, 1993, through March 31, 1997

[LINE CHART]
                        EV Traditional
                        Ohio                Fund, including   7-Year
                        Limited Maturity    maximum sales     Municipal
          Date          Municipals Fund     charge            Bond Index
        --------        ---------------     ---------------  ----------
        12/31/93+            $10,000           $9,747           $10,000
         1/31/94             $10,116           $9,860           $10,106
         2/28/94              $9,878           $9,629            $9,887
         3/31/94              $9,588           $9,346            $9,623
         4/30/94              $9,675           $9,430            $9,693
         5/31/94              $9,731           $9,485            $9,741
         6/30/94              $9,705           $9,460            $9,724
         7/31/94              $9,832           $9,584            $9,861
         8/31/94              $9,848           $9,599            $9,913
         9/30/94              $9,741           $9,495            $9,818
        10/31/94              $9,634           $9,391            $9,719
        11/30/94              $9,504           $9,263            $9,577
        12/31/94              $9,648           $9,404            $9,723
         1/31/95              $9,827           $9,578            $9,905
         2/28/95              $9,972           $9,720           $10,128
         3/31/95             $10,032           $9,779           $10,233
         4/30/95             $10,023           $9,770           $10,261
         5/31/95             $10,232           $9,973           $10,534
         6/30/95             $10,168           $9,911           $10,524
         7/31/95             $10,243           $9,984           $10,658
         8/31/95             $10,337          $10,076           $10,784
         9/30/95             $10,391          $10,128           $10,825
        10/31/95             $10,488          $10,222           $10,920
        11/30/95             $10,583          $10,316           $11,040
        12/31/95             $10,636          $10,367           $11,098
         1/31/96             $10,669          $10,399           $11,206
         2/28/96             $10,628          $10,359           $11,168
         3/31/96             $10,515          $10,249           $11,059
         4/30/96             $10,487          $10,222           $11,038
         5/31/96             $10,483          $10,218           $11,022
         6/30/96             $10,587          $10,319           $11,107
         7/31/96             $10,660          $10,391           $11,198
         8/31/96             $10,656          $10,386           $11,205
         9/30/96             $10,784          $10,511           $11,306
        10/31/96             $10,846          $10,572           $11,427
        11/30/96             $11,032          $10,753           $11,618
        12/31/96             $10,993          $10,715           $11,583
         1/31/97             $10,989          $10,711           $11,625
         2/28/97             $11,094          $10,813           $11,721
         3/31/97             $10,964          $10,687           $11,569

     ------------------------------------------------------------------
     AVERAGE ANNUAL                1         Life of        Value at
        RETURNS                  Year         Fund*          3/31/97
     ------------------------------------------------------------------
     With max. sales charge      1.6%         2.1%           $10,687
     W/out max. sales charge     4.3%         2.9%           $10,964
     ------------------------------------------------------------------


(footnote to graphic)

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

               EV Traditional Limited Maturity Municipals Funds
                             Financial Statements

                     Statements of Assets and Liabilities

--------------------------------------------------------------------------------
                                March 31, 1997
--------------------------------------------------------------------------------

                                                          Traditional     Traditional     Traditional
                                                           California     Connecticut       Florida         Traditional
                                                            Limited         Limited         Limited          Michigan
                                                              Fund            Fund            Fund         Limited Fund
                                                           -----------     -----------     -----------     -------------
Assets:
 Investments --
  Identified cost                                          $2,778,862      $1,320,375      $3,824,293       $  939,007
  Unrealized appreciation (depreciation)                       46,800           6,634         (41,376)          81,066
                                                           -----------     -----------     -----------      ------------
 Total investment in Portfolio, at value (Note 1A)         $2,825,662      $1,327,009      $3,782,917       $1,020,073
 Receivable for Fund shares sold                                   --              --              --              146
 Receivable from the Administrator (Note 4)                    13,043          12,442          17,937           14,550
 Deferred organization expenses (Note 1D)                       3,607           3,857           2,595            3,567
                                                           -----------     -----------     -----------      ------------
    Total assets                                           $2,842,312      $1,343,308      $3,803,449       $1,038,336
                                                           -----------     -----------     -----------      ------------
Liabilities:
 Distributions payable                                     $    7,251      $    1,662      $   10,933       $    2,105
 Accrued expenses                                               4,309           2,880           2,487            1,968
                                                           -----------     -----------     -----------      ------------
    Total liabilities                                      $   11,560      $    4,542      $   13,420       $    4,073
                                                           -----------     -----------     -----------      ------------
Net Assets                                                 $2,830,752      $1,338,766      $3,790,029       $1,034,263
                                                           ===========     ===========     ===========      ============

Sources of Net Assets:
 Paid-in capital                                           $3,391,730      $1,441,930      $3,885,488       $1,410,138
 Accumulated net realized loss on investment
  transactions and  financial futures contracts
  (computed on basis of identified  cost)                    (607,892)       (109,506)        (55,539)        (456,735)
 Accumulated undistributed (distributions in excess
  of) net  investment income                                      114            (292)          1,456             (206)
 Net unrealized appreciation (depreciation) of
  investments and  financial futures contracts
  (computed on the basis of identified  cost)                  46,800           6,634         (41,376)          81,066
                                                           -----------     -----------     -----------      ------------
    Total                                                  $2,830,752      $1,338,766      $3,790,029       $1,034,263
                                                           ===========     ===========     ===========      ============
Shares of Beneficial Interest Outstanding                     296,213         140,426         380,752          107,775
                                                           ===========     ===========     ===========      ============
Net Asset Value and Redemption Price Per Share
 (net assets [division sign] shares of beneficial
  interest outstanding)                                        $ 9.56           $ 9.53          $ 9.95            $ 9.60
                                                           ===========     ===========     ===========      ============
Computation of Offering Price
 (100 [division sign] 97.50 of net asset value
  per share)                                                   $ 9.81           $ 9.77          $10.21            $ 9.85
                                                           ===========     ===========     ===========      ============

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                     Statements of Assets and Liabilities

--------------------------------------------------------------------------------
                                March 31, 1997
--------------------------------------------------------------------------------

                                                      Traditional     Traditional
                                                      New Jersey       New York        Traditional
                                                        Limited         Limited           Ohio
                                                         Fund            Fund         Limited Fund
                                                      -----------     -----------     -------------
Assets:
 Investments --
  Identified cost                                     $1,010,339       $566,103        $2,699,050
  Unrealized appreciation                                 26,109          3,390            45,021
                                                      -----------     -----------     -------------
 Total investment in Portfolio, at value (Note 1A)    $1,036,448       $569,493        $2,744,071
 Receivable for Fund shares sold                              10             --                --
 Receivable from the Administrator (Note 4)               12,070         17,497             1,580
 Deferred organization expenses (Note 1D)                  3,590          4,074             3,490
                                                      -----------     -----------     -------------
    Total assets                                      $1,052,118       $591,064        $2,749,141
                                                      -----------     -----------     -------------
Liabilities:
 Dividends payable                                    $    1,807       $  1,457        $    7,171
 Accrued expenses                                          1,153            677             1,633
                                                      -----------     -----------     -------------
    Total liabilities                                 $    2,960       $  2,134        $    8,804
                                                      -----------     -----------     -------------
Net Assets                                            $1,049,158       $588,930        $2,740,337
                                                      ===========     ===========     =============
Sources of Net Assets:
 Paid-in capital                                      $1,142,643       $579,514        $2,966,850
 Accumulated net realized gain (loss) on
  investment transactions  and financial futures
  transactions (computed on the basis of
   identified cost)                                     (119,396)         7,223          (272,620)
 Accumulated undistributed (distributions in
  excess of) net  investment income                         (198)        (1,197)            1,086
 Net unrealized appreciation of investments and
  financial futures transactions (computed on
  the basis of identified cost)                           26,109          3,390            45,021
                                                      -----------     -----------     -------------
    Total                                             $1,049,158       $588,930        $2,740,337
                                                      ===========     ===========     =============
Shares of Beneficial Interest Outstanding                109,030         58,600           285,734
                                                      ===========     ===========     =============
Net Asset Value and Redemption Price Per Share
 (net assets [division sign] shares of beneficial
  interest outstanding)                                    $ 9.62          $10.05            $ 9.59
                                                      ===========     ===========     =============
Computation of Offering Price
 (100 [division sign] 97.50 of net asset value
  per share)                                               $ 9.87          $10.31            $ 9.84
                                                      ===========     ===========     =============

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                           Statements of Operations

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                      Traditional     Traditional     Traditional
                                                      California      Connecticut       Florida        Traditional
                                                        Limited         Limited         Limited          Michigan
                                                         Fund            Fund            Fund          Limited Fund
                                                      -----------     -----------      -----------     -------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio              $191,301        $ 84,448        $166,925          $ 90,392
 Expenses allocated from Portfolio                      (20,921)         (7,574)        (17,117)          (11,614)
                                                      -----------     -----------      -----------     ------------
   Net investment income from Portfolio                $170,380        $ 76,874        $149,808          $ 78,778
                                                      -----------     -----------      -----------     ------------
 Expenses --
  Service fees (Note 5)                                $  6,316        $  2,883        $  2,985          $  2,726
  Transfer and dividend disbursing agent fees             2,567           1,157           2,142             1,339
  Printing and postage                                    5,980           4,779           8,667             5,195
  Legal and accounting services                           9,374           7,787           3,784             7,610
  Custodian fee                                           3,000           2,984           2,999             2,986
  Registration fees                                          --             500             167             1,250
  Amortization of organization expenses (Note 1D)         2,153           2,301           1,925             2,133
  Miscellaneous                                           1,223           1,192             790             1,271
                                                      -----------     -----------      -----------     ------------
   Total expenses                                      $ 30,613        $ 23,583        $ 23,459          $ 24,510
 Deduct --
   Allocation of expenses to the Administrator
    (Note 4)                                             13,043          12,442          17,937            14,550
                                                      -----------     -----------      -----------     ------------
    Net expenses                                       $ 17,570        $ 11,141        $  5,522          $  9,960
                                                      -----------     -----------      -----------     ------------
     Net investment income                             $152,810        $ 65,733        $144,286          $ 68,818
                                                      -----------     -----------      -----------     ------------
Realized and Unrealized Gain (Loss) from Portfolio:
 Net realized gain (loss) --
  Investment transactions (identified cost basis)      $ (7,420)       $  5,653        $(39,449)         $ 62,601
  Financial futures contracts                           (33,710)         (9,298)        (16,605)          (12,080)
                                                      -----------     -----------      -----------     ------------
    Net realized gain (loss)                           $(41,130)       $ (3,645)       $(56,054)         $ 50,521
                                                      -----------     -----------      -----------     ------------
 Change in unrealized appreciation
  (depreciation) --
  Investment transactions                              $ (5,749)       $ (8,135)       $(14,389)         $(46,759)
  Financial futures contracts                             6,274             366           8,390            (1,125)
                                                      -----------     -----------      -----------     ------------
    Net change in unrealized appreciation
      (depreciation)                                   $    525        $ (7,769)       $ (5,999)         $(47,884)
                                                      -----------     -----------      -----------     ------------
      Net realized and unrealized gain (loss)          $(40,605)       $(11,414)       $(62,053)         $  2,637
                                                      -----------     -----------      -----------     ------------
        Net increase in net assets from
          operations                                   $112,205        $ 54,319        $ 82,233          $ 71,455
                                                      ===========     ===========      ===========     ============

                       See notes to financial statements

                           Statements of Operations

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                      Traditional     Traditional
                                                      New Jersey       New York        Traditional
                                                        Limited         Limited            Ohio
                                                         Fund            Fund         Limited Fund
                                                      -----------     -----------      -------------
Investment Income (Note 1B):
 Interest income allocated from Portfolio               $87,892        $ 26,764         $175,955
 Expenses allocated from Portfolio                       (9,200)         (2,761)         (19,626)
                                                      -----------     -----------      -------------
   Net investment income from Portfolio                 $78,692        $ 24,003         $156,329
                                                      -----------     -----------      -------------
 Expenses --
  Service fees (Note 5)                                 $ 2,399        $    591         $  4,506
  Transfer and dividend disbursing agent fees             1,081             411            2,410
  Printing and postage                                    5,142           7,960            5,484
  Legal and accounting services                           5,598           3,773            7,766
  Custodian fee                                           2,976           2,999            2,796
  Registration fees                                          --              --              600
  Amortization of organization expenses (Note 1D)         2,141           2,160            2,090
  Miscellaneous                                           1,168             878            1,221
                                                      -----------     -----------      -------------
   Total expenses                                       $20,505        $ 18,772         $ 26,873
 Deduct --
   Allocation of expenses to the Administrator
    (Note 4)                                             12,070          17,497            2,552
                                                      -----------     -----------      -------------
    Net expenses                                        $ 8,435        $  1,275         $ 24,321
                                                      -----------     -----------      -------------
     Net investment income                              $70,257        $ 22,728         $132,008
                                                      -----------     -----------      -------------
Realized and Unrealized Gain (Loss) from Portfolio:
 Net realized gain (loss) --
  Investment transactions (identified cost
  basis)                                                $ 8,935        $  8,364         $ 36,747
  Financial futures contracts                            (7,717)         (2,610)         (13,360)
                                                      -----------     -----------      -------------
    Net realized gain                                   $ 1,218        $  5,754         $ 23,387
                                                      -----------     -----------      -------------
 Change in unrealized appreciation
  (depreciation) --
  Investment transactions                               $(5,916)       $(12,997)        $(33,065)
  Financial futures contracts                               318           2,114               --
                                                      -----------     -----------      -------------
    Net change in unrealized appreciation               $(5,598)       $(10,883)        $(33,065)
                                                      -----------     -----------      -------------
      Net realized and unrealized loss                  $(4,380)       $ (5,129)        $ (9,678)
                                                      -----------     -----------      -------------
        Net increase in net assets from
          operations                                    $65,877        $ 17,599         $122,330
                                                      ===========     ===========      =============

                       See notes to financial statements


                     Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                      Traditional     Traditional     Traditional
                                                      California      Connecticut       Florida        Traditional
                                                        Limited         Limited         Limited          Michigan
                                                         Fund            Fund            Fund          Limited Fund
                                                      -----------     -----------      -----------     -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                               $   152,810     $   65,733      $  144,286       $    68,818
  Net realized gain (loss)                                (41,130)        (3,645)        (56,054)           50,521
  Change in unrealized appreciation
  (depreciation)                                              525         (7,769)         (5,999)          (47,884)
                                                      -----------     -----------      -----------     ------------
   Net increase in net assets from operations         $   112,205     $   54,319      $   82,233       $    71,455
                                                      -----------     -----------      -----------     ------------
 Distributions to shareholders (Note 2) --
  From net investment income                          $  (152,964)    $  (65,733)     $ (141,200)      $   (69,863)
  In excess of net investment income                           --           (217)             --                --
                                                      -----------     -----------      -----------     ------------
   Total distributions to shareholders                $  (152,964)    $  (65,950)     $ (141,200)      $   (69,863)
                                                      -----------     -----------      -----------     ------------
 Transactions in shares of beneficial interest
  (Note 3) --
  Proceeds from sales of shares                       $    62,614     $  149,595      $2,027,379       $    59,200
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                               92,031         50,892          61,784            53,615
  Cost of shares redeemed                              (2,083,220)      (578,017)       (565,599)       (1,420,338)
                                                      -----------     -----------      -----------     ------------
   Net increase (decrease) in net assets from
     Fund share transactions                          $(1,928,575)    $ (377,530)     $1,523,564       $(1,307,523)
                                                      -----------     -----------      -----------     ------------
    Net increase (decrease) in net assets             $(1,969,334)    $ (389,161)     $1,464,597       $(1,305,931)
Net Assets:
 At beginning of year                                   4,800,086      1,727,927       2,325,432         2,340,194
                                                      -----------     -----------      -----------     ------------
 At end of year                                       $ 2,830,752     $1,338,766      $3,790,029       $ 1,034,263
                                                      ===========     ===========      ===========     ============
Accumulated undistributed (distributions in
  excess of) net investment income included in
  net assets at end of year                           $       114     $     (292)     $    1,456       $      (206)
                                                      ===========     ===========      ===========     ============

                       See notes to financial statements


                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                      Traditional     Traditional
                                                      New Jersey       New York        Traditional
                                                        Limited         Limited           Ohio
                                                         Fund            Fund         Limited Fund
                                                      -----------     -----------      -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                               $   70,257       $ 22,728        $  132,008
  Net realized gain                                        1,218          5,754            23,387
  Change in unrealized appreciation                       (5,598)       (10,883)          (33,065)
                                                      -----------     -----------      -------------
   Net increase in net assets from operations         $   65,877       $ 17,599        $  122,330
                                                      -----------     -----------      -------------
 Distributions to shareholders (Note 2) --
  From net investment income                          $  (70,257)      $(22,728)       $ (132,600)
  In excess of net investment income                         (36)          (564)               --
  From net realized gain                                      --         (3,179)               --
                                                      -----------     -----------      -------------
   Total distributions to shareholders                $  (70,293)      $(26,471)       $ (132,600)
                                                      -----------     -----------      -------------
 Transactions in shares of beneficial interest
  (Note 3) --
  Proceeds from sales of shares                       $   82,125       $162,377        $   33,472
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                              58,751         11,914            53,618
  Cost of shares redeemed                               (994,022)        (1,126)         (879,609)
                                                      -----------     -----------      -------------
   Net increase (decrease) in net assets from
     Fund share transactions                          $ (853,146)      $173,165        $ (792,519)
                                                      -----------     -----------      -------------
    Net increase (decrease) in net assets             $ (857,562)      $164,293        $ (802,789)
Net Assets:
 At beginning of year                                  1,906,720        424,637         3,543,126
                                                      -----------     -----------      -------------
 At end of year                                       $1,049,158       $588,930        $2,740,337
                                                      ===========     ===========      =============
Accumulated undistributed (distributions in
  excess of) net investment income included in
  net assets at end of year                           $     (198)      $ (1,197)       $    1,086
                                                      ===========     ===========      =============

                       See notes to financial statements


                     Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1996
--------------------------------------------------------------------------------

                                                      Traditional     Traditional     Traditional
                                                      California      Connecticut       Florida        Traditional
                                                        Limited         Limited         Limited          Michigan
                                                         Fund            Fund            Fund          Limited Fund
                                                      -----------     -----------      -----------     -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                               $   263,388     $   47,800      $   41,551       $   156,361
  Net realized gain (loss)                                  4,999        (21,750)          1,459            36,526
  Change in unrealized appreciation
  (depreciation)                                          125,662         43,082         (39,806)           53,460
                                                      -----------     -----------      -----------     ------------
   Net increase in net assets from operations         $   394,049     $   69,132      $    3,204       $   246,347
                                                      -----------     -----------      -----------     ------------
 Distributions to shareholders (Note 2) --
  From net investment income                          $  (258,258)    $  (47,800)     $  (41,551)      $  (154,185)
  In excess of net investment income                           --           (762)         (1,811)               --
                                                      -----------     -----------      -----------     ------------
   Total distributions to shareholders                $  (258,258)    $  (48,562)     $  (43,362)      $  (154,185)
                                                      -----------     -----------      -----------     ------------
 Transactions in shares of beneficial interest
  (Note 3) --
  Proceeds from sales of shares                       $   766,925     $  769,941      $2,140,838       $   123,386
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                              172,382         35,104          30,957           102,234
  Cost of shares redeemed                              (4,244,747)      (680,629)        (46,950)       (4,881,976)
                                                      -----------     -----------      -----------     ------------
   Net increase (decrease) in net assets from
     Fund share transactions                          $(3,305,440)    $  124,416      $2,124,845       $(4,656,356)
                                                      -----------     -----------      -----------     ------------
    Net increase (decrease) in net assets             $(3,169,649)    $  144,986      $2,084,687       $(4,564,194)
Net Assets:
 At beginning of year                                   7,969,735      1,582,941         240,745         6,904,388
                                                      -----------     -----------      -----------     ------------
 At end of year                                       $ 4,800,086     $1,727,927      $2,325,432       $ 2,340,194
                                                      ===========     ===========      ===========     ============
Accumulated undistributed (distributions in
  excess of) net investment income included in
  net assets at end of year                           $       268     $      (75)     $   (1,630)      $       839
                                                      ===========     ===========      ===========     ============
                       See notes to financial statements


                      Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1996
--------------------------------------------------------------------------------

                                                      Traditional     Traditional
                                                      New Jersey       New York        Traditional
                                                        Limited         Limited           Ohio
                                                         Fund            Fund         Limited Fund
                                                      -----------     -----------      -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                               $    98,254     $    35,062      $   162,780
  Net realized gain (loss)                                (17,599)          5,055           28,142
  Change in unrealized appreciation                        57,190          12,420           23,630
                                                      -----------     -----------      -------------
   Net increase in net assets from operations         $   137,845     $    52,537      $   214,552
                                                      -----------     -----------      -------------
 Distributions to shareholders (Note 2) --
  From net investment income                          $   (96,903)    $   (35,062)     $  (162,780)
  In excess of net investment income                           --            (439)          (3,471)
                                                      -----------     -----------      -------------
   Total distributions to shareholders                $   (96,903)    $   (35,501)     $  (166,251)
                                                      -----------     -----------      -------------
 Transactions in shares of beneficial interest
  (Note 3) --
  Proceeds from sales of shares                       $   354,799     $ 1,369,335      $   185,818
  Net asset value of shares issued to
    shareholders in payment of distributions
    declared                                               83,122          16,412           90,926
  Cost of shares redeemed                              (1,878,569)     (1,157,662)      (1,871,443)
                                                      -----------     -----------      -------------
   Net increase (decrease) in net assets from
     Fund share transactions                          $(1,440,648)    $   228,085      $(1,594,699)
                                                      -----------     -----------      -------------
    Net increase (decrease) in net assets             $(1,399,706)    $   245,121      $(1,546,398)
Net Assets:
 At beginning of year                                   3,306,426         179,516        5,089,524
                                                      -----------     -----------      -------------
 At end of year                                       $ 1,906,720     $   424,637      $ 3,543,126
                                                      ===========     ===========      =============
Accumulated undistributed (distributions in
  excess of) net investment income included in
  net assets at end of year                           $      (162)    $      (633)     $     1,678
                                                      ===========     ===========      =============
                       See notes to financial statements


                             Financial Highlights
--------------------------------------------------------------------------------

                                         Traditional California Limited                  Traditional Connecticut Limited
                                    ------------------------------------------    ---------------------------------------------
                                              Year Ended March 31,                            Year Ended March 31,
                                    ------------------------------------------    ---------------------------------------------
                                    1997        1996        1995       1994*        1997       1996        1995        1994**
                                   -------     -------    -------     -------     -------     -------     -------     ---------
Net asset value--Beginning
  of year                          $ 9.650     $ 9.520     $ 9.570    $10.000     $ 9.610     $ 9.460     $ 9.500      $10.000
                                   -------     -------    -------        -----       -----      -----       -----       -------
Income (loss) from operations:
 Net investment income             $ 0.430     $ 0.376     $ 0.348    $ 0.098     $ 0.414     $ 0.350     $ 0.344      $ 0.072
 Net realized and unrealized
  gain (loss) on investments        (0.090)      0.124       0.003+++  (0.400)     (0.079)      0.156       0.002+++    (0.475)
                                   -------     -------    -------        -----       -----      -----       -----       -------
  Total income (loss) from
    operations                     $ 0.340     $ 0.500     $ 0.351    $(0.302)    $ 0.335     $ 0.506     $ 0.346      $(0.403)
                                   -------     -------    -------        -----       -----      -----       -----       -------
Less distributions:
 From net investment income        $(0.430)    $(0.370)    $(0.348)   $(0.098)    $(0.414)    $(0.350)    $(0.344)     $(0.072)
 In excess of net investment
  income                                --          --      (0.053)    (0.030)     (0.001)     (0.006)     (0.042)      (0.025)
                                   -------     -------    -------        -----       -----      -----       -----       -------
  Total distributions              $(0.430)    $(0.370)    $(0.401)   $(0.128)    $(0.415)    $(0.356)    $(0.386)     $(0.097)
                                   -------     -------    -------        -----       -----      -----       -----       -------
Net asset value--End of year       $ 9.560     $ 9.650     $ 9.520    $ 9.570     $ 9.530     $ 9.610     $ 9.460      $ 9.500
                                   =======     =======    =======        =====       =====      =====       =====       =======
Total Return (1)                      3.58%       5.39%       3.80%     (3.16%)      3.54%       5.49%       3.78%       (4.14%)
Ratios/Supplemental Data+:
 Net assets, end of year
   (000 omitted)                   $ 2,831     $ 4,800     $ 7,970    $14,479     $ 1,339     $ 1,728     $ 1,583      $ 2,051
 Ratio of net expenses to
  average daily net assets
  (2)(3)                              1.14%       1.54%       1.51%      1.48%+      1.27%       1.62%       1.37%        1.38%+
 Ratio of net expenses to
  average  daily net assets,
  after custodian fee
   reduction (2)                      1.13%       1.50%         --         --        1.23%       1.58%         --           --
 Ratio of net investment
  income to  average daily net
  assets                              4.49%       3.90%       3.75%      2.91%+      4.32%       3.62%       3.70%        2.70%+

+ The operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

  Expenses (2)(3)                     1.52%       1.81%       1.81%      1.98%+      2.32%       2.88%       3.01%        2.78%+
  Expenses after custodian fee
    reduction (2)                     1.51%       1.77%         --         --        2.28%       2.84%         --           --
  Net investment income               4.11%       3.63%       3.45%      2.41%+      3.27%       2.36%       2.06%        1.30%+
 Net investment income per
  share                            $ 0.394     $ 0.350     $ 0.320    $ 0.081     $ 0.313     $ 0.228     $ 0.192      $ 0.035
                                   =======     =======    =======        =====       =====      =====       =====       =======

  + Annualized

+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

  * For the period from the start of business, December 8, 1993, to March 31, 1994.

 ** For the period from the start of business, December 27, 1993, to March 31, 1994.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                             Financial Highlights
--------------------------------------------------------------------------------

                                     Traditional Florida Limited               Traditional Michigan Limited
                                    ------------------------------    ---------------------------------------------
                                        Year Ended March 31,                       Year Ended March 31,
                                    ------------------------------    ---------------------------------------------
                                    1997        1996       1995*        1997        1996       1995        1994**
                                   -------    -------     -------     -------     -------     -------      ---------
Net asset value--Beginning of
  year                             $10.120     $10.070    $10.000     $ 9.580     $ 9.480     $ 9.490      $10.000
                                   -------    -------     -------        -----       -----      -----       -------
Income (loss) from operations:
 Net investment income             $ 0.480     $ 0.451    $ 0.321     $ 0.425     $ 0.376     $ 0.352      $ 0.100
 Net realized and unrealized
  gain (loss) on investments        (0.181)      0.070+++   0.088       0.025       0.095       0.039+++    (0.484)
                                   -------    -------     -------        -----       -----      -----       -------
  Total income (loss) from
    operations                     $ 0.299     $ 0.521    $ 0.409     $ 0.450     $ 0.471     $ 0.391      $(0.384)
                                   -------    -------     -------        -----       -----      -----       -------
Less distributions:
 From net investment income        $(0.469)    $(0.451)   $(0.321)    $(0.430)    $(0.371)    $(0.352)     $(0.100)
 In excess of net investment
  income                                --      (0.020)    (0.018)         --          --      (0.049)      (0.026)
                                   -------    -------     -------        -----       -----      -----       -------
  Total distributions              $(0.469)    $(0.471)   $(0.339)    $(0.430)    $(0.371)    $(0.401)     $(0.126)
                                   -------    -------     -------        -----       -----      -----       -------
Net asset value--End of year       $ 9.950     $10.120    $10.070     $ 9.600     $ 9.580     $ 9.480      $ 9.490
                                   =======    =======     =======        =====       =====      =====       =======
Total Return (1)                      2.90%       5.33%      4.19%       4.78%       5.10%       4.26%       (3.99%)
Ratios/Supplemental Data+:
 Net assets, end of year
   (000 omitted)                   $ 3,790     $ 2,325    $   241     $ 1,034     $ 2,340     $ 6,904      $ 8,874
 Ratio of net expenses to
  average daily net assets
  (2)(3)                              0.76%       0.89%      0.74%+      1.42%       1.83%       1.56%        1.15%+
 Ratio of net expenses to
  average daily net assets,
  after custodian fee
   reduction (2)                      0.74%       0.87%        --        1.39%       1.79%         --           --
 Ratio of net investment
  income to average daily net
  assets                              4.73%       4.26%      4.52%+      4.45%       3.94%       3.80%        3.07%+

+ The operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

  Ratios (As a percentage of average daily net assets):

    Expenses (2)(3)                   1.35%       2.48%     12.20%+      2.36%       2.15%       1.99%        2.35%+
    Expenses after custodian fee
      reduction (2)                   1.33%       2.46%        --        2.33%         --          --           --
  Net investment income (loss)        4.14%       2.67%     (6.94%)+     3.51%       3.62%       3.37%        1.87%+
 Net investment income (loss)
  per  share                       $ 0.420     $ 0.283    $(0.506)    $ 0.335     $ 0.345     $ 0.312      $ 0.061
                                   =======    =======     =======        =====       =====      =====       =======

   + Annualized

+++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

  * For the period from the start of business, July 5, 1994, to March 31, 1995.

 ** For the period from the start of business, December 8, 1993, to March 31, 1994.

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                             Financial Highlights
--------------------------------------------------------------------------------

                                         Traditional New Jersey Limited              Traditional New York Limited
                                    ------------------------------------------    ----------------------------------
                                              Year Ended March 31,                       Year Ended March 31,
                                    ------------------------------------------    ----------------------------------
                                    1997        1996        1995       1994*        1997       1996         1995**
                                   -------     -------    -------     -------     -------     -------      ----------
Net asset value--Beginning of
  year                             $ 9.670     $ 9.590     $ 9.570    $10.000     $10.220     $10.030      $10.000
                                   -------     -------    -------        -----       -----      -----       --------
Income (loss) from operations:
 Net investment income             $ 0.425     $ 0.368     $ 0.345    $ 0.099     $ 0.459     $ 0.465      $ 0.325
 Net realized and unrealized
  gain  (loss) on investments       (0.050)      0.077       0.071     (0.404)     (0.099)      0.196        0.051
                                   -------     -------    -------        -----       -----      -----       --------
  Total income (loss) from
    operations                     $ 0.375     $ 0.445     $ 0.416    $(0.305)    $ 0.360     $ 0.661      $ 0.376
                                   -------     -------    -------        -----       -----      -----       --------
Less distributions:
 From net investment income        $(0.425)    $(0.365)    $(0.345)   $(0.099)    $(0.459)    $(0.465)     $(0.325)
 In excess of net investment
  income                                --          --      (0.051)    (0.026)     (0.011)     (0.006)      (0.021)
 From net realized gain on
  investments                           --          --          --         --      (0.060)         --           --
                                   -------     -------    -------        -----       -----      -----       --------
  Total distributions              $(0.425)    $(0.365)    $(0.396)   $(0.125)    $(0.530)    $(0.471)     $(0.346)
                                   -------     -------    -------        -----       -----      -----       --------
Net asset value--End of year       $ 9.620     $ 9.670     $ 9.590    $ 9.570     $10.050     $10.220      $10.030
                                   =======     =======    =======        =====       =====      =====       ========
Total Return (1)                      3.94%       4.77%       4.49%     (3.20%)      3.58%       6.68%        3.87%
Ratios/Supplemental Data+:
 Net assets, end of year
   (000 omitted)                   $ 1,049     $ 1,907     $ 3,306    $ 3,148     $   589     $   425      $   180
 Ratio of net expenses to
  average daily net assets
  (2)(3)                              1.13%       1.54%       1.61%      1.57%+      0.82%       0.61%        0.98%+
 Ratio of net expenses to
  average daily net assets,
  after custodian fee
   reduction (2)                      1.10%       1.52%         --         --        0.80%       0.58%          --
 Ratio of net investment
  income to average daily net
  assets                              4.40%       3.78%       3.62%      3.08%+      4.50%       4.52%        5.96%+

+ The operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

  Ratios (As a percentage of average daily net assets):

      Expenses (2)(3)                 1.89%       2.30%       2.16%      2.88%+      4.29%       2.87%       28.54%+
      Expenses after custodian fee
        reduction (2)                 1.86%       2.28%         --         --        4.27%       2.84%          --
  Net investment income (loss)        3.64%       3.02%       3.07%      1.77%+      1.04%       2.26%      (21.60%)+
  Net investment income (loss)
    per  share                     $ 0.351     $ 0.291     $ 0.293    $ 0.057     $ 0.107     $ 0.233      $(1.178)
                                   =======     =======    =======        =====       =====      =====       ========

  + Annualized

  * For the period from the start of business, December 8, 1993, to March 31, 1994.

 ** For the period from the start of business, July 6, 1994, to March 31, 1995.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                             Financial Highlights
--------------------------------------------------------------------------------

                                                       Traditional Ohio Limited
                                            ---------------------------------------------
                                                         Year Ended March 31,
                                            ---------------------------------------------
                                              1997        1996       1995         1994*
                                            -------     -------     -------      ---------
Net asset value--Beginning of year          $ 9.610     $ 9.530     $ 9.500      $10.000
                                            -------     -------     -------       -------
Income (loss) from operations:
 Net investment income                      $ 0.424     $ 0.358     $ 0.358      $ 0.095
 Net realized and unrealized gain
   (loss) on investments                     (0.019)      0.088       0.068       (0.473)
                                            -------     -------     -------       -------
  Total income (loss) from
    operations                              $ 0.405     $ 0.446     $ 0.426      $(0.378)
                                            -------     -------     -------       -------
Less distributions:
 From net investment income                 $(0.425)    $(0.358)    $(0.358)     $(0.095)
 In excess of net investment income              --      (0.008)     (0.038)      (0.027)
                                            -------     -------     -------       -------
  Total distributions                       $(0.425)    $(0.366)    $(0.396)     $(0.122)
                                            -------     -------     -------       -------
Net asset value--End of year                $ 9.590     $ 9.610     $ 9.530      $ 9.500
                                            =======     =======     =======       =======
Total Return (1)                               4.27%       4.81%       4.63%       (3.91%)
Ratios/Supplemental Data+:
 Net assets, end of year
   (000 omitted)                            $ 2,740     $ 3,543     $ 5,090      $ 5,795
 Ratio of net expenses to average
   daily net assets (2)(3)                     1.49%       2.01%       1.60%        1.27%+
 Ratio of net expenses to average
   daily net assets, after custodian
  fee reduction (2)                            1.46%       1.99%         --           --
 Ratio of net investment income to
   average daily net assets                    4.40%       3.70%       3.81%        3.04%+

+ The operating expenses of the Funds reflect an allocation of expenses to the Administrator and/or Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

    Ratios (As a percentage of average daily net assets):

    Expenses (2)(3)                            1.58%                   2.10%        1.95%+
    Expenses after custodian fee
      reduction (2)                            1.55%                     --           --
    Net investment income                      4.31%                   3.32%        2.36%+
   Net investment income per share          $ 0.415                 $ 0.311      $ 0.074
                                            =======                 =======       =======

 +  Annualized

 * For the period from the start of business, December 8, 1993, to March 31, 1994.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the years ended March 31, 1996 and thereafter, have been adjusted to reflect a change in reporting guidelines. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers or those of the Portfolio. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

                        Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the "Trust") is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of twenty-four Funds, seven of which are included in these financial statements. They include EV Traditional California Limited Maturity Municipals Fund ("Traditional California Limited Fund"), EV Traditional Connecticut Limited Maturity Municipals Fund ("Traditional Connecticut Limited Fund"), EV Traditional Florida Limited Maturity Municipals Fund ("Traditional Florida Limited Fund"), EV Traditional Michigan Limited Maturity Municipals Fund ("Traditional Michigan Limited Fund"), EV Traditional New Jersey Limited Maturity Municipals Fund ("Traditional New Jersey Limited Fund"), EV Traditional New York Limited Maturity Municipals Fund ("Traditional New York Limited Fund"), and EV Traditional Ohio Limited Maturity Municipals Fund ("Traditional Ohio Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Limited Fund invests its assets in the California Limited Maturity Municipals Portfolio, the Traditional Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Traditional Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Traditional Michigan Limited Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the Traditional New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Municipals Portfolio, the Traditional New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio, and the Traditional Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (6.5%, 10.8%, 4.1%, 6.8%, 1.8%, 0.6%, and 9.6% at March 31, 1997
for the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1997, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

The amounts and expiration dates of the capital loss carryovers are as follows:

 Fund                                       Amount           Expires
-----                                       ------     -------------------
Traditional California Limited Fund       $ 19,388        March 31, 2005
                                           373,739        March 31, 2004
                                           116,865        March 31, 2003
Traditional Connecticut Limited Fund         2,392        March 31, 2005
                                            49,875        March 31, 2004
                                            37,427        March 31, 2003
                                             6,885        March 31, 2002
Traditional Florida Limited Fund            32,164        March 31, 2005
Traditional Michigan Limited               280,688        March 31, 2004
                                           164,025        March 31, 2003
Traditional New Jersey Limited Fund         81,999        March 31, 2004
                                            17,960        March 31, 2003
Traditional Ohio Limited Fund              134,780        March 31, 2004
                                           131,894        March 31, 2003

Additionally, at March 31, 1997, net capital losses of $3,855 for the Traditional Florida Limited Fund attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses -- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

E. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the statement of operations.

F. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other -- Investment transactions are accounted for on a trade date basis.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. The tax treatment of distributions for the calender year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Traditional              Traditional
                                                  California Limited       Connecticut Limited
                                                         Fund                      Fund
                                                ---------------------     ---------------------
                                                 Year Ended March 31,      Year Ended March 31,
                                                ---------------------     ---------------------
                                                   1997         1996        1997         1996
                                                --------     --------     -------      ---------
Sales                                               6,491       79,260     15,533       79,771
Issued to shareholders electing to receive
  payments of distributions in Fund shares          9,563       17,785      5,314        3,640
Redemptions                                      (217,252)    (436,543)   (60,149)     (70,930)
                                                 --------     --------     -------     -------
 Net increase (decrease)                         (201,198)    (339,498)   (39,302)      12,481
                                                 ========     ========     =======     =======

                                                    Traditional
                                                  Florida Limited        Traditional Michigan
                                                       Fund                  Limited Fund
                                                ------------------      -----------------------
                                                Year Ended March 31,      Year Ended March 31,
                                                -------------------    ------------------------
                                                  1997       1996        1997          1996
                                                -------     ------     --------      ----------
Sales                                            201,090    207,359       6,136        12,885
Issued to shareholders electing to receive
  payments of distributions in Fund shares         6,139      3,014       5,594        10,623
Redemptions                                      (56,181)    (4,584)   (148,234)     (507,235)
                                                 -------     ------    --------      --------
 Net increase (decrease)                         151,048    205,789    (136,504)     (483,727)
                                                 =======     ======    ========      ========

                                                    Traditional New       Traditional New York
                                                  Jersey Limited Fund         Limited Fund
                                                ---------------------     --------------------
                                                 Year Ended March 31,     Year Ended March 31,
                                                ---------------------     --------------------
                                                   1997         1996         1997      1996
                                                --------     --------       -----    ----------
Sales                                               8,460       36,458     15,975     135,541
Issued to shareholders electing to receive
  payments of distributions in Fund shares          6,091        8,541      1,173       1,602
Redemptions                                      (102,694)    (192,653)      (111)   (113,486)
                                                --------     --------       -----      --------
 Net increase (decrease)                          (88,143)    (147,654)    17,037      23,657
                                                ========     ========       =====      ========

                                                  Traditional Ohio Limited Fund
                                                --------------------------------
                                                      Year Ended March 31,
                                                --------------------------------
                                                      1997               1996
                                                    -------            --------
Sales                                                  3,456            19,075
Issued to shareholders electing to receive
  payments of distributions in Fund shares             5,570             9,399
Redemptions                                          (92,004)         (193,886)
                                                      ------          --------
 Net decrease                                        (82,978)         (165,412)
                                                      ======          =========

(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended March 31, 1997, $12,891, $12,382, $17,937, $14,550, $12,070, $17,497, and $2,552 of expenses related to the operation of the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund, respectively, were allocated to EVM. Certain officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee.

(5) Service Plan

Each Fund has adopted a Service Plan designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Service Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended March 31, 1997, Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund, and Traditional Ohio Limited Fund paid or accrued service fees of $6,316, $2,883, $2,985, $2,726, $2,399, $591, and $4,506, respectively.

Certain officers and Trustees of the Funds are officers or directors of EVD.

(6) Investment Transactions
Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1997 were as follows:

                  Traditional California      Traditional Connecticut        Traditional Florida
                       Limited Fund                Limited Fund                  Limited Fund
                 -----------------------      ------------------------     ------------------------
Increases               $  119,707                  $  166,696                    $2,045,593
Decreases                2,225,914                     617,897                       671,414

                    Traditional Michigan       Traditional New Jersey        Traditional New York
                        Limited Fund                Limited Fund                 Limited Fund
                    ---------------------       ----------------------     ------------------------
Increases               $   96,278                  $  114,652                    $  183,811
Decreases                1,488,459                   1,038,693                        37,635

                      Traditional Ohio
                        Limited Fund
                    -------------------
Increases               $   43,807
Decreases                  997,302

                        Independent Auditors' Report

To the Trustees and Shareholders of Eaton Vance Investment Trust:

We have audited the accompanying statements of assets and liabilities of EV Traditional California Limited Maturity Municipals Fund, EV Traditional Connecticut Limited Maturity Municipals Fund, EV Traditional Florida Limited Maturity Municipals Fund, EV Traditional Michigan Limited Maturity Municipals Fund, EV Traditional New Jersey Limited Maturity Municipals Fund, EV Traditional New York Limited Maturity Muncipals Fund, and EV Traditional Ohio Limited Maturity Municipals Fund (the Funds) (series of Eaton Vance Investment Trust) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1997 and 1996, and the financial highlights for each of the years in the four-year period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of Eaton Vance Investment Trust at March 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997

               California Limited Maturity Municipals Portfolio
                  Portfolio of Investments - March 31, 1997
--------------------------------------------------------------------------------
                        Tax Exempt Investments - 100%

 Ratings (Unaudited)
 ------------------------------------
                            Principal
                               Amount
              Standard           (000
 Moody's      & Poor's       omitted)                   Security                          Value
 --------    ---------      ---------    -------------------------------------      -----------
                                         Cogeneration - 3.5%
NR             BBB-          $1,500      Central Valley Finance Authority, Carson
                                           Ice Project, 5.20%, 7/1/99               $1,505,550
                                                                                    -----------
                                         Escrowed/Prerefunded - 16.4%
A1             AA-           $2,400      California Health Facilities, Sisters of
                                           Providence, Prerefunded to 10/1/00,
                                           7.50%, 10/1/10                           $2,664,000
Aa             AA             1,500      Los Angeles Department of Airports,
                                           Prerefunded to 5/1/97, 7.40%, 5/1/10      1,534,470
NR             AAA            2,500      San Bernardino, California, Certificates
                                           of Participation, Prerefunded to
                                           8/1/01, 7.00%, 8/1/28                     2,777,800
                                                                                   -----------
                                                                                    $6,976,270
                                                                                    -----------
                                         Electric Utilities - 9.0%
A2             A+            $1,000      California Pollution Control Financing
                                           Authority, Southern California Edison
                                           Company, Series D, 6.85%, 12/1/08        $1,058,450
A2             A              2,000      California Pollution Control Financing
                                           Authority, San Diego Gas & Electric,
                                           5.90%, 6/1/14                             2,053,200
Baa1           BBB+             750      Puerto Rico Electric Power Authority,
                                           5.50%, 7/1/14                               714,998
                                                                                   -----------
                                                                                    $3,826,648
                                                                                    -----------
                                         Housing - 3.6%
Aaa            NR            $1,500      Corona, California, Single Family
                                           Housing Project, 6.05%, 5/1/27           $1,506,105
                                                                                    -----------
                                         Insured Electric Utility - 3.5%
Aaa            AAA           $1,500      Sacramento Municipal Utility District,
                                           (AMBAC), 5.60%, 8/15/16                  $1,471,230
                                                                                    -----------
                                         Insured General Obligation - 4.7%
Aaa            AAA           $2,000      Mt. Diablo, CA School District (AMBAC),
                                           5.70%, 8/1/14                            $2,002,760
                                                                                    -----------
                                         Insured Hospital Revenue - 21.9%
Aaa            AAA           $1,750      ABAG Finance Authority, Certificates of
                                           Participation, Stanford University
                                           Hospital, (MBIA), 4.90%, 11/1/03         $1,752,853
Aaa            AAA            1,000      ABAG Finance Authority, Certificates of
                                           Participation, Stanford University
                                           Hospital, (MBIA), 5.125%, 11/1/05         1,004,440
                                         Insured Hospital Revenue (continued)
Aaa            AAA           $2,500      California Health Facilities Financing
                                           Authority, (Catholic Health West),
                                           (AMBAC), 5.00%, 7/1/14                   $2,286,100
Aaa            AAA            2,750      Loma Linda, CA, Hospital Revenue, (MBIA),
                                           5.00%, 12/1/13                            2,533,300
Aaa            AAA            1,750      Tri-City, California, Hospital District,
                                           (MBIA), 5.625%, 2/15/17                   1,698,953
                                                                                    -----------
                                                                                    $9,275,646
                                                                                    -----------
                                         Insured Lease Revenue/
                                           Certificates of Participation - 11.6%
Aaa            AAA           $1,355      California State Public Works Board -
                                           Department of Corrections, (AMBAC),
                                           5.25%, 12/1/13                           $1,303,225
Aaa            AAA            3,850      San Francisco, California, State
                                           Building Authority Lease Revenue,
                                           (AMBAC), 5.25%, 12/1/16                   3,626,854
                                                                                    -----------
                                                                                    $4,930,079
                                                                                    -----------
                                         Insured Special Tax Revenue - 3.0%
Aaa            AAA           $1,250      Los Angeles Metropolitan Transportation
                                           Authority Sales Tax, (AMBAC), 5.70%,
                                           7/1/12                                   $1,258,075
                                                                                    -----------
                                         Insured Transportation - 3.5%
Aaa            AAA           $1,500      San Francisco, California, City & County
                                           Airport, (MBIA), (AMT), 5.60%, 5/1/13    $1,479,600
                                                                                    -----------
                                         Industrial Development Revenue - 4.6%
A3             A             $2,000      California Pollution Control Revenue
                                           Waste Disposal, (Browning-Ferris
                                           Industries), (AMT), 5.80%, 12/1/16       $1,933,840
                                                                                    -----------
                                         Nursing Homes - 4.8%
NR             A+            $2,000      California Statewide Communities
                                           Development Corporation, (Pacific
                                           Homes), 5.90%, 4/1/09                    $2,017,120
                                                                                    -----------
                                         Special Tax Revenue - 4.9%
Aa             AA            $2,000      Orange County Local Transportation
                                           Authority, Sales Tax Revenue Bonds,
                                           5.70%, 2/15/03                           $2,085,220
                                                                                    -----------

30

    California Limited Maturity Municipals Portfolio (continued)

--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
 ------------------------------------
                            Principal
                               Amount
              Standard           (000
 Moody's      & Poor's       omitted)                   Security                          Value
 --------    ---------      ---------    -------------------------------------      -----------
                                         Water & Sewer Revenue - 5.0%
A1             A             $2,000      The City of Los Angeles Wastewater System,
                                           6.90%, 6/1/08 (1)                       $ 2,120,739
                                                                                    -----------
                                         Total Tax-Exempt Investments (identified
                                           cost, $41,774,003)                      $42,388,882
                                                                                    ===========

(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 48.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 20.0% to 28.2% of total investments.

                      See notes to financial statements

              Connecticut Limited Maturity Municipals Portfolio
                  Portfolio of Investments - March 31, 1997
--------------------------------------------------------------------------------
                        Tax-Exempt Investments - 100%

 Ratings (Unaudited)
----------------------------------
                         Principal
              Standard      Amount
                  &           (000
 Moody's       Poor's     omitted)                   Security                          Value
 ---------     -------     -------     -------------------------------------     -----------
                                       Education - 12.8%
NR              BBB-        $500       State of Connecticut HEFA, Quinnipiac
                                        College, 6.00%, 7/1/13                   $  484,080
NR              BBB-         285       State of Connecticut HEFA, University of
                                        New Haven, 6.00%, 7/1/06                    287,585
Baa1            BBB+         750       State of Connecticut HEFA, Fairfield
                                        University, 6.90%, 7/1/14                   768,555
                                                                                 -----------
                                                                                 $1,540,220
                                                                                 -----------
                                       Escrowed/Prerefunded - 2.2%
Aaa             AAA         $250       South Central Connecticut Regional Water
                                        Authority, (AMBAC), Prerefunded to
                                        8/1/01, 6.50%, 8/1/07                    $  271,373
                                                                                 -----------
                                       General Obligations - 9.8%
Aa3             AA-         $400       State of Connecticut, 5.125%, 8/15/11     $  383,940
Aa              NR           190       Norwich, Connecticut, 5.00%, 8/1/14          175,953
Aa              NR           190       Norwich, Connecticut, 5.00%, 8/1/15          174,473
Baa1            A-           500       Puerto Rico Aqueduct & Sewer Authority,
                                        5.00%, 7/1/19                               444,315
                                                                                 -----------
                                                                                 $1,178,681
                                                                                 -----------
                                       Hospital Revenue - 5.3%
NR              BBB-        $600       Connecticut Health and Educational
                                        Facilities Authority, New Britain
                                        Hospital, 7.50%, 7/1/06                  $  637,572
                                                                                 -----------
                                       Housing - 4.3%
Aa              AA          $500       Connecticut Housing Finance Authority,
                                        6.90%, 11/15/99                          $  517,895
                                                                                 -----------
                                       Industrial Development Revenue - 7.4%
A1              NR          $625       Connecticut Development Authority -
                                        Frito Lay Project, 6.375%, 7/1/04        $  636,156
Baa3            BB+          250       Puerto Rico Port Authority, (American
                                        Airlines), (AMT), 6.25%, 6/1/26             254,805
                                                                                 -----------
                                                                                 $  890,961
                                                                                 -----------
                                       Insured General Obligations - 22.8%
Aaa             AAA         $500       Brandford, Connecticut, (FGIC) 5.40%,
                                        2/15/14                                  $  487,595
Aaa             AAA          500       Bridgeport, Connecticut, (AMBAC),
                                        6.00%, 9/1/06                               528,315
Aaa             AAA          500       Old Saybrook, Connecticut, (AMBAC),
                                        4.10%, 8/15/01                              487,840
Aaa             AAA          300       Connecticut Regional School District
                                        #19, (MBIA), 5.00%, 6/15/16                 275,487
Aaa             AAA          320       Seymour, Connecticut, (FSA), 5.40%,
                                        3/1/15                                      310,026
Aaa             AAA          180       Seymour, Connecticut, (FSA), 5.40%,
                                        3/1/16                                      173,606
Aaa             AAA          500       Waterbury, Connecticut, (MBIA), 4.875%,
                                        8/15/06                                     485,150
                                                                                 -----------
                                                                                 $2,748,019
                                                                                 -----------
                                       Insured Hospitals - 15.5%
Aaa             AAA         $150       Connecticut HEFA, Greenwich Hospital
                                        Issue, (MBIA), 5.75%, 7/1/06             $  156,600
Aaa             AAA          250       Connecticut HEFA, Waterbury Hospital
                                        Issue, (FSA), 7.00%, 7/1/20                 268,398
Aaa             AAA          250       Connecticut HEFA, Stamford Hospital
                                        Issue, (MBIA), 6.50%, 7/1/06                267,583
Aaa             AAA          250       Connecticut HEFA, Stamford Hospital
                                        Issue, (MBIA), 5.25%, 7/1/11                241,227
Aaa             AAA          470       Connecticut HEFA, St. Raphael Hospital
                                        Issue, (AMBAC), 6.50%, 7/1/06               466,447
Aaa             AAA          500       Connecticut HEFA, Veteran Memorial
                                        Hospital Issue, (MBIA), 5.375%, 7/1/16      474,115
                                                                                 -----------
                                                                                 $1,874,370
                                                                                 -----------
                                       Insured Miscellaneous - 4.5%
Aaa             AAA         $500       Woodstock, Connecticut Special
                                        Obligation Bonds, (AMBAC), 7.00%,
                                        3/1/07                                   $  541,425
                                                                                 -----------
                                       Insured Transportation - 7.1%
Aaa             AAA         $750       Connecticut State Airport Bonds, Bradley
                                        International Airport, (FGIC), 7.40%,
                                        10/1/04                                  $  858,555
                                                                                 -----------
                                       Insured Utility - 4.4%
Aaa             AAA         $500       Connecticut Municipal Electric
                                        Authority, (MBIA), 6.00%, 1/1/07         $  532,410
                                                                                 -----------

32

Connecticut Limited Maturity Municipals Portfolio (continued)
Tax-Exempt Investments (continued)

Ratings (Unaudited)
----------------------------------
                         Principal
              Standard      Amount
                  &           (000
 Moody's       Poor's     omitted)                   Security                          Value
 ---------     -------     -------     -------------------------------------     -----------
                                       Water & Sewer Revenue - 3.9%
Aaa             AA+         $500       Connecticut State Clean Water Revenue,
                                        4.875%, 5/1/09                           $   474,135
                                                                                 -----------
                                       Total Tax-Exempt Investments
                                        (identified cost, $11,956,737)           $12,065,616
                                                                                 ===========


AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 54.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.2% to 19.0% of total investments.

                      See notes to financial statements

                Florida Limited Maturity Municipals Portfolio
                  Portfolio of Investments - March 31, 1997
--------------------------------------------------------------------------------
                          Tax-Exempt Investments--100%

 Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------      ------------
                                      Escrowed - 14.3%
Aaa            AAA        $1,015      Dade County, FL, Educational
                                       Facilities Authority, (MBIA),
                                       Prerefunded to 10/1/01, 7.00%,
                                       10/1/08                                  $ 1,124,955
Aaa            AAA         1,500      Dade County, FL, Local School
                                       District, (FGIC), Prerefunded to
                                       8/1/01, 6.00%, 8/1/06                      1,575,240
Aaa            AAA         1,500      Florida Department of Natural
                                       Resources, Preservation 2000,
                                       (MBIA), Prerefunded to 7/1/98,
                                       7.25%, 7/1/08                              1,587,945
Aaa            AAA         3,000      Jacksonville Electric Authority, Bulk
                                       Power Supply System, Prerefunded to
                                       10/1/00, 6.75%, 10/1/16                    3,247,260
Aaa            AAA         3,250      Orlando Utility Community Water &
                                       Electric, Prerefunded to 10/1/01,
                                       6.50%, 10/1/20                             3,538,243
Baa1           AAA         1,750      Puerto Rico Aqueduct & Sewer
                                       Authority, Prerefunded to 7/1/98,
                                       7.875%, 7/1/17                             1,868,142
                                                                                 ------------
                                                                                $12,941,785
                                                                                 ------------
                                      General Obligations - 17.0%
Aa2            AA         $4,000      Florida State Board of Education,
                                       5.00%, 6/1/14                            $ 3,705,960
Aa2            AA          5,000      Florida State Board of Education,
                                       5.00%, 6/1/15                              4,588,200
Aa2            AA          4,000      Florida State Board of Education,
                                       5.55%, 6/1/11                              4,014,160
Baa1           A           1,000      Puerto Rico Public Building
                                       Authority, 6.50%, 7/1/03                   1,084,330
Baa1           A-          2,000      Puerto Rico Municipal Finance Agency,
                                       5.50%, 7/1/01                              2,040,760
                                                                                 ------------
                                                                                $15,433,410
                                                                                 ------------
                                      Hospitals - 2.9%
NR             BBB+       $1,250      Escambia County Health Facilities
                                       Authority, (Baptist Hospital, Inc.,
                                       and Baptist Manor, Inc.), 6.00%,
                                       10/1/ 14                                 $ 1,237,600
Baa1           NR            425      Jacksonville Health Facilities
                                       Authority, (National Benevolent
                                       Association-Cypress Village
                                       Project), 6.00%, 12/1/98                     429,900
                                      Hospitals (continued)
Baa1           NR         $  450      Jacksonville Health Facilities
                                       Authority, (National Benevolent
                                       Association-Cypress Village
                                       Project), 6.25%, 12/1/99                 $   457,223
Baa1           NR            480      Jacksonville Health Facilities
                                       Authority, (National Benevolent
                                       Association-Cypress Village
                                       Project), 6.50%, 12/1/00                     489,797
                                                                                 ------------
                                                                                $ 2,614,520
                                                                                 ------------
                                      Housing - 2.2%
Baa            BBB        $2,000      Puerto Rico Housing Bank and Finance
                                       Agency, 5.10%, 12/1/03                   $ 1,979,400
                                                                                 ------------
                                      Industrial Development Revenue - 2.3%
B1             BB+        $2,000      Polk County, Florida, Industrial
                                       Development Authority, (IMC
                                       Fertilizer), (AMT), 7.525%, 1/1/15       $ 2,124,520
                                                                                 ------------
                                      Insured Cogeneration - 2.2%
Aaa            AAA        $2,000      Dade County, Florida, Resource
                                       Recovery Facilities, (AMBAC),
                                       (AMT), 5.30%, 10/1/07                    $ 1,975,320
                                                                                 ------------
                                      Insured General Obligation - 5.9%
Aaa            AAA        $2,000      Dade County Local School District,
                                       (MBIA), 5.00%, 2/15/15                   $ 1,821,240
Aaa            AAA         4,000      Manatee County, FL, (FGIC), 4.75%,
                                       10/1/13                                    3,555,840
                                                                                $ 5,377,080
                                                                                 ------------
                                      Insured Hospital - 9.5%
Aaa            AAA        $4,000      Jacksonville Health Facilities
                                       Authority, (Baptist Medical Center
                                       Project), (MBIA), 7.25%, 6/1/25 (1)      $ 4,269,080
Aaa            AAA         3,500      Naples, Florida, Hospital District,
                                       (Naples Community Hospital) (MBIA),
                                       5.50%, 10/1/16                             3,368,470
Aaa            AAA         1,000      Orange County Health Facilities
                                       Authority, (Adventist Health
                                       System/ Sunbelt Inc.) (CGIC),
                                       5.50%, 11/15/02                            1,031,100
                                                                                 ------------
                                                                                $ 8,668,650
                                                                                 ------------

34

            Florida Limited Maturity Municipals Portfolio (continued)

--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------      ------------
                                      Insured Housing - 2.6%
Aaa            AAA        $1,240      Florida Housing Finance Agency,
                                       (Leigh Meadows Apartments),
                                       (AMBAC), 5.85%, 9/1/10                   $ 1,246,076
Aaa            AAA         1,140      Florida Housing Finance Agency,
                                       (Stottert Arms Apartments),
                                       (AMBAC), 5.90%, 9/1/10                     1,150,305
                                                                                 -----------
                                                                                $ 2,396,381
                                                                                 ------------
                                      Insured Industrial Development
                                       Revenue - 1.6%
Aaa            AAA        $1,500      Pinellas County, FL, Resource
                                       Recovery, (MBIA), 5.125%, 10/1/04        $ 1,500,465
                                                                                 ------------
                                      Insured Miscellaneous - 1.8%
Aaa            AAA        $1,750      Hillsborough County Florida Capital
                                       Improvement, (MBIA), 5.00%, 7/1/13       $ 1,634,342
                                                                                 ------------
                                      Insured Special Tax - 4.3%
Aaa            AAA        $4,000      Florida Department of Natural
                                       Resources, (MBIA), 5.25%, 7/1/10         $ 3,941,520
                                                                                 ------------
                                      Insured Transportation - 9.3%
Aaa            AAA        $2,000      Dade County, Florida, Seaport
                                       Revenue, (MBIA), 5.125%, 10/1/16         $ 1,851,260
Aaa            AAA         2,000      Florida State Turnpike Authority -
                                       D.O.T., (FGIC), 5.00%, 7/1/19              1,790,920
Aaa            AAA         3,120      Hillsborough County Aviation
                                       Authority, Tampa International
                                       Airport, (FGIC), 6.85%, 10/1/06            3,325,577
Aaa            AAA         1,500      Sarasota - Manatee County, Florida,
                                       Airport, (MBIA), 5.375%, 8/1/14            1,455,465
                                                                                 ------------
                                                                                $ 8,423,222
                                                                                 ------------
                                      Insured Water & Sewer - 9.0%
Aaa            AAA        $5,000      Dade County FL, Water & Sewer
                                       Revenue, (FGIC), 5.25%, 10/1/11          $ 4,893,300
Aaa            AAA         2,000      Manatee County FL, Public Utilities,
                                       (MBIA), 6.75%, 10/1/04                     2,225,260
Aaa            AAA         1,000      Pasco County FL, Water & Sewer
                                       Revenue, (FGIC), 5.40%, 10/1/03            1,027,270
                                                                                 ------------
                                                                                $ 8,145,830
                                                                                 ------------
                                      Special Tax Revenue - 1.7%
NR             NR         $1,500      Virgin Islands Public Finance
                                       Authority, 6.80%, 10/1/00                $ 1,569,570
                                                                                 ------------
                                      Utility - 13.4%
Aa             AA         $3,000      Gainesville, Florida Utility System
                                       Revenue, 5.00%, 10/1/15                  $ 2,747,400
Aa1            AA          6,000      Jacksonville Electric Authority, St.
                                       John's River Power Park, 5.25%,
                                       10/1/20                                    5,468,580
Baa1           BBB+        2,000      Puerto Rico Electric Power Authority,
                                       5.50%, 7/1/14                              1,906,660
Aa             AA-         2,000      City of Tallahassee, Electric
                                       Refunding Bonds, 5.90%, 10/1/05            2,104,420
                                                                                 ------------
                                                                                $12,227,060
                                                                                 ------------
                                      Total Tax-Exempt Investments
                                       (identified cost, $90,512,005)           $90,953,075
                                                                                 ============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 51.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.1% to 27.2% of total investments.

                      See notes to financial statements

                Michigan Limited Maturity Municipals Portfolio
                  Portfolio of Investments - March 31, 1997

--------------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%

 Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------     ------------
                                      Escrowed/Prerefunded - 19.4%
Aaa            AAA        $1,500      Grand Ledge, Michigan Public School
                                       District, (MBIA), Prerefunded to
                                       5/1/04, 7.875%, 5/1/11                    $1,781,580
Baa1           AAA           500      Puerto Rico Aqueduct & Sewer
                                       Authority, Prerefunded to 7/1/98,
                                       7.875%, 7/1/17                               533,755
Aaa            AAA         2,305      Romulus, Michigan Community School
                                       District, Prerefunded to 5/1/07,
                                       0.00%, 5/1/22                                496,681
                                                                                ------------
                                                                                 $2,812,016
                                                                                ------------
                                      General Obligations - 8.3%
Ba1            BBB        $  650      Detroit, Michigan, 6.25%, 4/1/05           $  677,794
Ba1            BBB           495      Detroit, Michigan, 6.40%, 4/1/05              520,908
                                                                                ------------
                                                                                 $1,198,702
                                                                                ------------
                                      Hospitals - 16.9%
Baa1           NR         $  525      Flint, Michigan Hospital Authority,
                                       (Hurley Medical Center), 6.00%,
                                       7/1/05                                    $  526,397
A2             A+            470      Marquette Michigan Hospital Finance
                                       Authority, 6.625%, 4/1/07                    470,602
NR             BBB           100      Michigan Hospital Finance Authority,
                                       (Central MI. Community Hospital),
                                       6.00%, 10/1/05                               101,595
NR             BBB           100      Michigan Hospital Finance Authority,
                                       (Central MI. Community Hospital),
                                       6.10%, 10/1/06                               102,021
NR             BBB           225      Michigan Hospital Finance Authority,
                                       (Central MI. Community Hospital),
                                       6.20%, 10/1/07                               230,157
NR             BBB         1,000      Michigan State Hospital Finance
                                       Authority, (Gratiot Community
                                       Hospital), 6.10%, 10/1/07                  1,017,450
                                                                                ------------
                                                                                 $2,448,222
                                                                                ------------
                                      Industrial Development Revenue - 5.1%
NR             BB-        $  225      Richmond, Michigan Economic
                                       Development Corporation, K-MART
                                       Project, 6.30%, 1/1/99                    $  224,386
Baa3           BB+           500      Puerto Rico Port Authority (American
                                       Airlines),(AMT) 6.25%, 6/1/26                509,610
                                                                                ------------
                                                                                 $  733,996
                                                                                ------------
                                      Insured General Obligations - 21.2%
Aaa            AAA        $  500      Detroit, Michigan, School District,
                                       (AMBAC), 6.50%, 5/1/10                    $  549,370
Aaa            AAA           500      Hartland, Michigan, 5.125%, 5/1/17            461,635
Aaa            AAA           500      Imlay, Michigan, School District,
                                       5.40%, 5/1/17                                474,440
Aaa            AAA           750      Willow Run, Michigan, Community
                                       School District, (AMBAC), 5.00%,
                                       5/1/16                                       683,272
Aaa            AAA          1000      Wixom, Michigan, (AMBAC), 4.75%,
                                       5/1/11                                       903,860
                                                                                ------------
                                                                                 $3,072,577
                                                                                ------------
                                      Insured Industrial Development
                                       Revenue - 3.7%
Aaa            AAA        $  500      Monroe County, Michigan, The Detroit
                                       Edison Company, (AMBAC), (AMT),
                                       6.35%, 12/1/04                            $  536,910
                                                                                ------------
                                      Insured Lease Revenue/
                                       Certificate of Participation - 1.5%
A1             AA-        $  225      State of Michigan Building Authority,
                                       (AMBAC), 5.20%, 10/1/09                   $  221,270
                                                                                ------------
                                      Lease Revenue/C.O.P - 3.6%
A1             AA-        $  500      State of Michigan Building Authority,
                                       6.10%, 10/1/01                            $  527,370
                                                                                ------------
                                      Miscellaneous Healthcare - 1.0%
NR             NR         $  150      Pittsfield, Michigan, Economic
                                       Development Authority, (Arbor
                                       Hospice Project), 7.875%, 8/15/27         $  138,462
                                                                                ------------
                                      Nursing Homes - 2.8%
NR             NR         $  395      Michigan Hospital Finance Authority,
                                       (Presbyterian Villages), 6.20%,
                                       1/1/06                                    $  399,736
                                                                                ------------
                                      Solid Waste - 2.4%
Ba1            BBB-       $  350      Central Wayne, Michigan, Sanitation
                                       Authority, 6.40%, 7/1/06                  $  350,343
                                                                                ------------
                                      Special Tax Revenue - 10.3%
NR             A-         $2,000      Detroit, Michigan, Downtown
                                       Development Authority Tax
                                       Increment, 0.00%, 7/1/21                  $  438,180
NR             BBB+        1,000      Battle Creek, Michigan Downtown
                                       Development Authority, 6.65%,
                                       5/1/02                                     1,059,600
                                                                                ------------
                                                                                 $1,497,780
                                                                                ------------

36

           Michigan Limited Maturity Municipals Portfolio (continued)


--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------     ------------
                                      Water & Sewer Revenue - 3.8%
Aa1            AA          $500       Michigan Municipal Bond Authority,
                                       7.00%, 10/1/02                           $   552,750
                                                                                ------------
                                      Total Tax-Exempt Investments
                                       (identified cost, $14,096,910)           $14,490,134
                                                                                ============


AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 42.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.6% to 23.3% of total investments.

                      See notes to financial statements

               New Jersey Limited Maturity Municipals Portfolio
                    Portfolio of Investments - March 31, 1997

--------------------------------------------------------------------------------
                        Tax-Exempt Investments - 100%

 Ratings (Unaudited)
----------------------------------------------
                                     Principal
                         Standard       Amount
                             &            (000
       Moody's             Poor's     omitted)                   Security                           Value
---------------------     -------     --------     -------------------------------------     ------------
                                                   Assisted Living - 1.1%
NR                          NR         $  650      New Jersey Economic Development
                                                    Authority Assisted Living Project,
                                                    (Chelsea at East Brunswick), (AMT),
                                                    8.00%, 10/1/07                            $  646,685
                                                                                             ------------
                                                   Cogeneration - 7.1%
NR                          BBB-       $2,250      New Jersey Economic Development
                                                    Authority, Heating & Cooling,
                                                    (Trigen-Trenton Project), (AMT),
                                                    6.10%, 12/1/05                            $2,327,918
NR                          BB+         1,135      New Jersey Economic Development
                                                    Authority, Electric Energy
                                                    Facilities, (Vineland
                                                    Cogeneration), (AMT), 7.875%,
                                                    6/1/19                                     1,219,603
NR                          NR            550      Port Authority of New York & New
                                                    Jersey, (KIAC Project), (AMT),
                                                    6.50%, 10/1/01                               566,241
                                                                                             ------------
                                                                                              $4,113,762
                                                                                             ------------
                                                   Education - 0.7%
NR                          BBB+       $  380      New Jersey Educational Facilities
                                                    Authority, Drew University, 5.875%,
                                                    7/1/03                                    $  393,501
                                                                                             ------------
                                                   Escrowed - 3.2%
Baa1                        AAA        $1,735      Puerto Rico Aqueduct & Sewer
                                                    Authority, Prerefunded to 7/1/98,
                                                    7.875%, 7/1/17                            $1,852,130
                                                                                             ------------
                                                   General Obligations - 9.6%
Aaa                         AAA        $1,000      Morris County, New Jersey, 6.50%,
                                                    8/1/02                                    $1,085,680
A3                          AA          2,195      Jersey City, New Jersey, School
                                                    District, 6.25%, 10/1/10                   2,377,712
Aa                          AA          1,000      South Brunswick, New Jersey, 7.125%,
                                                    7/15/02                                    1,108,890
Aaa                         AA+         1,000      Union County, New Jersey, 5.00%,
                                                    2/1/10                                       963,680
                                                                                             ------------
                                                                                              $5,535,962
                                                                                             ------------
                                                   Hospitals - 7.1%
Baa2                        NR         $  500      Camden County, New Jersey Healthcare,
                                                    (Cooper Health Systems), 5.60%,
                                                    2/15/07                                   $  486,310
Baa2                        BBB         1,380      New Jersey Health Care Facilities
                                                    Financing Authority, (St.
                                                    Elizabeth's Hospital), 5.75%,
                                                    7/1/08                                     1,361,894
                                                   Hospitals (continued)
A3                          A-         $1,000      New Jersey Health Care Facilities
                                                    Financing Authority, (Atlantic City
                                                    Medical Care Center), 6.45%, 7/1/02       $1,056,690
A3                          A-            340      New Jersey Health Care Facilities
                                                    Financing Authority, (Atlantic City
                                                    Medical Care Center), 6.25%, 7/1/00          352,985
A3                          A-            750      New Jersey Health Care Facilities
                                                    Financing Authority, (Atlantic City
                                                    Medical Care Center), 6.55%, 7/1/03          807,090
                                                                                             ------------
                                                                                              $4,064,969
                                                                                             ------------
                                                   Housing - 6.5%
NR                          A+         $2,570      New Jersey Housing and Mortgage
                                                    Finance Agency, 6.50%, 11/1/03            $2,734,968
NR                          A+          1,000      New Jersey Housing and Mortgage
                                                    Finance Agency, 6.00%, 11/1/02             1,033,400
                                                                                             ------------
                                                                                              $3,768,368
                                                                                             ------------
                                                   Industrial Development Revenue - 2.0%
Aa3                         NR         $  610      New Jersey Economic Development
                                                    Authority, LOC: Bank of Paris,
                                                    (AMT), 6.00%, 12/1/02                     $  630,313
NR                          NR            500      New Jersey Economic Development
                                                    Authority, (Holt-Hauling) (AMT),
                                                    7.80%, 12/15/16                              498,960
                                                                                             ------------
                                                                                              $1,129,273
                                                                                             ------------
                                                   Insured Education - 3.5%
Aaa                         AAA        $1,000      Essex County, New Jersey, Improvement
                                                    Authority, (Guaranteed County
                                                    College Project), (AMBAC), 5.25%,
                                                    12/1/16                                   $  943,160
Aaa                         AAA         1,000      New Jersey State Educational
                                                    Facilities, Seton Hall University,
                                                    (FGIC), 6.10%, 7/1/01                      1,053,480
                                                                                             ------------
                                                                                              $1,996,640
                                                                                             ------------

38

          New Jersey Limited Maturity Municipals Portfolio (continued)


--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
----------------------------------------------
                                     Principal
                         Standard       Amount
                             &            (000
       Moody's             Poor's     omitted)                   Security                           Value
---------------------     -------     --------     -------------------------------------     ------------
                                                   Insured General Obligations - 21.2%
Aaa                         AAA        $1,000      Atlantic City, New Jersey, Board of
                                                    Education, (AMBAC), 6.00%, 12/1/02       $ 1,059,610
Aaa                         AAA         1,175      Edison, New Jersey, (AMBAC), 4.70%,
                                                    1/1/04                                     1,160,160
Aaa                         AAA           500      City of Elizabeth, Union County, New
                                                    Jersey, (MBIA) 6.10%, 11/15/99               521,370
Aaa                         AAA           500      City of Elizabeth, Union County, New
                                                    Jersey, (MBIA) 6.20%, 11/15/01               531,975
Aaa                         AAA           500      City of Elizabeth, Union County, New
                                                    Jersey, (MBIA) 6.20%, 11/15/02               532,355
Aaa                         AAA         1,200      Jackson Township, New Jersey, Local
                                                    School District, (FGIC), 6.60%,
                                                    6/1/03                                     1,310,340
Aaa                         AAA         1,200      Kearney, New Jersey, (FSA), 6.50%,
                                                    2/1/04                                     1,296,048
Aaa                         AAA         1,000      Monmouth County, New Jersey,
                                                    Improvement Authority, (MBIA),
                                                    5.125%, 12/1/16                              933,000
Aaa                         AAA           850      Roselle, New Jersey, (MBIA), 4.65%,
                                                    10/15/03                                     840,506
Aaa                         AAA         1,000      South Brunswick Township, New Jersey,
                                                    Board of Education, (FGIC), 6.40%,
                                                    8/1/03                                     1,083,520
Aaa                         AAA         1,000      South River, New Jersey, School
                                                    District, (FGIC), 5.00%, 12/1/09           1,072,225
Aaa                         AAA          2000      Washington Township, New Jersey,
                                                    Board of Education, 5.125%, 2/1/15         1,873,620
                                                                                             ------------
                                                                                             $12,214,729
                                                                                             ------------
                                                   Insured Hospital - 3.7%
Aaa                         AAA        $1,910      New Jersey Health Care Facilities &
                                                    Financing Authority, (Dover General
                                                    Hospital & Medical Center), (MBIA),
                                                    7.00%, 7/1/04                            $ 2,136,641
                                                                                             ------------
                                                   Insured Industrial Development
                                                    Revenue - 0.2%
Aaa                         AAA        $  100      Warren County New Jersey Pollution
                                                    Control Finance Authority, Resource
                                                    Recovery, (MBIA), 6.55%, 12/1/06         $   108,218
                                                                                             ------------
                                                   Insured Lease Revenue/
                                                    Certificate of Participation - 1.1%
Aaa                         AAA        $  595      Hudson County, New Jersey,
                                                    Certificates of Participation,
                                                    (MBIA), 6.20%, 6/1/03                    $   631,468
                                                                                             ------------
                                                   Insured Solid Waste - 0.5%
Aaa                         AAA        $  250      The Bergen County Utilities
                                                    Authority, Solid Waste System,
                                                    (FGIC), 6.00%, 6/15/02                   $   264,300
                                                                                             ------------
                                                   Insured Transportation - 10.8%
Aaa                         AAA        $2,000      New Jersey Transportation Trust Fund
                                                    Authority, (MBIA), 5.00%, 6/15/15        $ 1,839,320
Aaa                         AAA         1,500      New Jersey Turnpike Authority, (FSA),
                                                    5.90%, 1/1/03                              1,571,565
Aaa                         AAA           895      New Jersey Turnpike Authority, (FSA),
                                                    6.40%, 1/1/02                                953,336
Aaa                         AAA         2,000      Port Authority of New York & New
                                                    Jersey, (AMBAC), 5.125%, 7/15/14           1,882,180
                                                                                             ------------
                                                                                             $ 6,246,401
                                                                                             ------------
                                                   Insured Utility - 1.8%
Aaa                         AAA        $1,000      Middlesex County, New Jersey, Utility
                                                    Authority, (FGIC) 6.10%, 12/1/01         $ 1,060,340
                                                                                             ------------
                                                   Insured Water & Sewer Revenue - 0.9%
Aaa                         AAA        $  565      Pennsville Sewerage Authority Capital
                                                    Appreciation Bonds, (MBIA), 0.00%,
                                                    11/1/16                                  $   185,111
Aaa                         AAA           565      Pennsville Sewerage Authority Capital
                                                    Appreciation Bonds, (MBIA), 0.00%,
                                                    11/1/17                                      174,856
Aaa                         AAA           565      Pennsville Sewerage Authority Capital
                                                    Appreciation Bonds, (MBIA), 0.00%,
                                                    11/1/18                                      165,172
                                                                                             ------------
                                                                                             $   525,139
                                                                                             ------------

                                                                              39

--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
----------------------------------------------
                                     Principal
                         Standard       Amount
                             &            (000
       Moody's             Poor's     omitted)                   Security                           Value
---------------------     -------     --------     -------------------------------------     ------------

                                                   Lease Revenue/
                                                    Certificates of Participation - 2.8%
A1                          A+         $  720      New Jersey Economic Development
                                                    Authority, Lease Revenue, (Green
                                                    Lights Energy Project), 5.00%,
                                                    1/15/06                                  $   700,488
A1                          A+            875      State of New Jersey, Certificates of
                                                    Participation, 5.90%, 4/1/99                 895,492
                                                                                             ------------
                                                                                             $ 1,595,980
                                                                                             ------------
                                                   Life Care - 0.6%
NR                          NR         $  310      New Jersey Economic Development
                                                    Authority, (Cadbury Corporation
                                                    Project), 8.00%, 7/1/15                  $   322,047
                                                                                             ------------
                                                   Solid Waste - 4.9%
Ba                          NR         $  300      The Atlantic County Utilities
                                                    Authority (New Jersey), Solid Waste
                                                    System, 7.00%, 3/1/08                    $   299,793
A1                          AA-           500      Gloucester County Improvement
                                                    Authority of New Jersey, (Landfill
                                                    Project), 5.40%, 9/1/00                      512,575
A1                          NR            300      The Passaic County Utilities
                                                    Authority (New Jersey), Solid Waste
                                                    Disposal, 5.70%, 3/1/98                      305,037
NR                          BB          1,700      The Union County Utilities Authority
                                                    (New Jersey), Solid Waste System,
                                                    (AMT), 7.20%, 6/15/14                      1,730,736
                                                                                             ------------
                                                                                             $ 2,848,141
                                                                                             ------------
                                                   Transportation - 6.0%
A1                          AA-        $  250      New Jersey Highway Authority, (Garden
                                                    State Parkway), 6.10%, 1/1/06            $   263,243
Baa3                        BB+         1,625      Port Authority of New York & New
                                                    Jersey, (Delta Airlines), 6.95%,
                                                    6/1/08                                     1,724,352
A1                          AA-          1000      Port Authority of New York & New
                                                    Jersey, (AMT), 5.375%, 10/15/16              942,870
A1                          AA-           500      Port Authority of New York & New
                                                    Jersey, (AMT), 5.50%, 7/1/06                 509,755
                                                                                             ------------
                                                                                             $ 3,440,220
                                                                                             ------------
                                                   Utility - 4.7%
Baa1                        BBB+       $3,000      Puerto Rico Electric Power Authority,
                                                    5.25%, 7/1/21                            $ 2,705,279
                                                                                             ------------
                                                   Total Tax-Exempt Investments
                                                    (identified cost, $56,492,991)           $57,600,193
                                                                                             ============

--------------------------------------------------------------------------------
AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 43.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.6% to 18.2% of total investments.

                      See notes to financial statements

                New York Limited Maturity Municipals Portfolio
                  Portfolio of Investments - March 31, 1997

--------------------------------------------------------------------------------
                        Tax-Exempt Investments - 100%

 Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------     ------------
                                      Assisted Living--1.2%
NR             NR         $  115      Glen Cove, New York, Industrial
                                       Development Authority, (The Regency
                                       at Glen Cove), 9.50%, 7/1/97              $  115,000
NR             NR            560      Glen Cove, New York, Industrial
                                       Development Authority, (The Regency
                                       at Glen Cove), 9.50%, 7/1/99                 560,000
NR             NR            500      Glen Cove, New York, Industrial
                                       Development Authority, (The Regency
                                       at Glen Cove), 9.50%, 7/1/12                 500,000
                                                                                ------------
                                                                                 $1,175,000
                                                                                ------------
                                      Cogeneration - 1.0%
NR             NR         $  950      Port Authority of New York & New
                                       Jersey - KIAC Project, 6.50%,
                                       10/1/01                                   $  978,054
                                                                                ------------
                                      Escrowed/Prerefunded - 2.1%
NR             AA-        $2,000      Power Authority of the State of New
                                       York, Prerefunded to 1/1/98, 8.00%,
                                       1/1/17                                    $2,100,320
                                                                                ------------
                                      General Obligations - 3.6%
Baa1           BBB+       $1,500      The City of New York, 6.375%, 8/1/06       $1,541,325
A2             A-          2,000      State of New York, 5.25%, 7/15/09           1,966,100
                                                                                ------------
                                                                                 $3,507,425
                                                                                ------------
                                      Hospitals - 4.0%
Baa1           B+         $2,000      Dormitory Authority of New York,
                                       Department of Health, 5.375%,
                                       7/1/08                                    $1,929,480
Baa1           BBB+        1,000      New York State Dormitory Authority,
                                       Mental Health Services, 5.30%,
                                       2/15/04                                      991,990
Baa            NR          1,000      New York State Dormitory Authority,
                                       Nyack Hospital, 6.00%, 7/1/06                999,190
                                                                                ------------
                                                                                 $3,920,660
                                                                                ------------
                                      Housing - 6.7%
Aa             AA         $5,100      New York City Housing Development
                                       Corporation, (Multi-Family),
                                       5.625%, 5/1/12                            $5,000,754
Aa2            NR          1,500      New York State Mortgage Agency -
                                       Homeownership Mortgage Bonds,
                                       (AMT), 6.45%, 10/1/21                      1,540,875
                                                                                ------------
                                                                                 $6,541,629
                                                                                ------------
                                      Insured Education - 3.2%
Aaa            AAA        $1,075      Dormitory Authority of the State of
                                       New York, Mt. Sinai School of
                                       Medicine, (MBIA), 6.75%, 7/1/09           $1,164,193
Aaa            AAA         2,000      Dormitory Authority of the State of
                                       New York, State University,
                                       (AMBAC), 5.25%, 5/15/10                    1,980,260
                                                                                ------------
                                                                                 $3,144,453
                                                                                ------------
                                      Insured General Obligation - 5.0%
Aaa            AAA        $2,000      Nassau County, New York, (AMBAC),
                                       5.25%, 11/1/12                            $1,934,820
Aaa            AAA         3,000      Nassau County, New York, (AMBAC),
                                       5.15%, 3/1/05                              3,008,580
                                                                                ------------
                                                                                 $4,943,400
                                                                                ------------
                                      Insured Hospital - 9.5%
Aaa            AAA        $2,000      New York State Dormitory Authority,
                                       Montefiore Medical Center, (AMBAC),
                                       5.25%, 2/1/15 (1)                         $1,876,480
Aaa            AAA         4,450      New York State Medical Care
                                       Facilities Finance Agency, New York
                                       State Hospital, (AMBAC), 6.10%,
                                       2/15/04                                    4,726,389
Aaa            AAA         2,500      New York State Medical Care
                                       Facilities Finance Agency, New York
                                       State Hospital, (AMBAC), 6.20%,
                                       2/15/05                                    2,674,125
                                                                                ------------
                                                                                 $9,276,994
                                                                                ------------
                                      Insured Lease Revenue/
                                       Certificate of Participation - 2.0%
Aaa            AAA        $2,000      City University of New York - John
                                       Jay College, (AMBAC), 5.00%,
                                       8/15/08                                   $1,943,300
                                                                                ------------
                                      Insured Transportation - 9.5%
Aaa            AAA        $1,500      Albany County New York Airport,
                                       (FSA), 5.25%, 12/15/10                    $1,440,390
Aaa            AAA         2,240      Metropolitan Transportation Authority
                                       of New York, (FGIC), 5.70%, 7/1/10         2,263,139
Aaa            AAA         1,500      New York State Thruway Authority -
                                       Highway & Bridge Project, (AMBAC),
                                       5.25%, 4/1/13                              1,444,230
Aaa            AAA         1,750      The Port Authority of New York and
                                       New Jersey, (FGIC), (AMT), 5.40%,
                                       7/15/10                                    1,731,713

                                                                              41

--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
Moody's       Poor's     omitted)                   Security                           Value
--------     -------     --------     -------------------------------------     ------------
                                      Insured Transportation (continued)
Aaa            AAA        $2,290      Triborough Bridge and Tunnel
                                       Authority, (FGIC), 5.80%, 1/1/02           2,391,470
                                                                                ------------
                                                                                $ 9,270,942
                                                                                ------------
                                      Insured Utility - 5.6%
Aaa            AAA        $5,000      New York State Energy Research and
                                       Development Authority, Central
                                       Hudson Gas, (FGIC), 7.375%,
                                       10/1/14                                  $ 5,437,500
                                                                                ------------
                                      Insured Water and Sewer - 1.1%
Aaa            AAA        $1,000      New York City Municipal Water Finance
                                       Authority, (AMBAC), 5.80%, 6/15/03       $ 1,043,120
                                                                                ------------
                                      Lease Revenue/
                                       Certificates of Participation - 14.4%
A1             AA         $3,500      Housing New York Corporation, 6.00%,
                                       11/1/03                                  $ 3,676,085
NR             BBB         1,485      New York State Thruway Authority,
                                       Capital Appreciation Bonds, 0.00%,
                                       1/1/04                                     1,012,844
Aaa            AAA         5,250      New York Urban Development
                                       Corporation, Senior Lien, 5.50%,
                                       7/1/16                                     5,047,665
Baa1           BBB         4,715      New York Urban Development
                                       Corporation, 5.375%, 1/1/15                4,335,018
                                                                                ------------
                                                                                $14,071,612
                                                                                ------------
                                      Special Tax Revenue - 4.3%
A3             A          $4,500      New York Local Government Assistance
                                       Corporation, 5.25%, 4/1/16               $ 4,249,395
                                                                                ------------
                                      Transportation - 23.8%
Baa1           BBB        $3,000      New York State Thruway Authority,
                                       5.75%, 4/1/16                            $ 2,890,980
A1             AA-         3,000      Port Authority of New York & New
                                       Jersey, (AMT), 6.00%, 7/1/14               3,058,710
A1             AA-         5,750      Port Authority of New York & New
                                       Jersey, (AMT), 5.375%, 10/15/13            5,527,590
                                      Transportation (continued)
A1             AA-        $2,500      Port Authority of New York & New
                                       Jersey, (AMT), 5.375%, 10/15/14           $2,386,600
Baa3           BB+         2,875      Port Authority of New York & New
                                       Jersey, (Delta Airlines), 6.95%,
                                       6/1/08                                     3,050,778
Baa3           BB+         1,700      Puerto Rico Port Authority, (American
                                       Airlines), (AMT), 6.25%, 6/1/26            1,732,674
Aa             A+          5,000      Triborough Bridge & Tunnel Authority,
                                       5.30%, 1/1/17                              4,705,050
                                                                                ------------
                                                                                $23,352,382
                                                                                ------------
                                      Water & Sewer Revenue - 3.0%
A              A-         $1,825      New York City Municipal Water Finance
                                       Authority, 5.70%, 6/15/02                $ 1,884,458
Aaa            AAA         1,000      New York State Environmental
                                       Facilities Corporation, County of
                                       Westchester Project, 5.60%, 9/15/13        1,012,120
                                                                                ------------
                                                                                $ 2,896,578
                                                                                ------------
                                      Total Tax-Exempt Investments
                                       (identified cost, $97,740,065)           $97,852,764
                                                                                ============


(1) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 35.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.2% to 21.1% of total investments.

                      See notes to financial statements

                  Ohio Limited Maturity Municipals Portfolio
                   Portfolio of Investments - March 31,1997

--------------------------------------------------------------------------------
                         Tax-Exempt Investments - 100%

 Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
 Moody's      Poor's     omitted)                   Security                           Value
 --------    -------     --------     -------------------------------------     ------------
                                      Escrowed - 7.7%
Aaa          AAA          $  650      Clermont County, Ohio, Water Works,
                                       (AMBAC), Prerefunded to 12/1/01,
                                       6.625%, 12/1/16                           $  712,296
NR           NR              350      Cuyahoga County, Ohio, (Judson
                                       Retirement Community), Escrowed to
                                       11/15/99, 8.875%, 11/15/19                   396,116
Baa1         AAA           1,000      Puerto Rico Aqueduct & Sewer
                                       Authority, Prerefunded to 7/1/98,
                                       7.875%, 7/1/17                             1,067,510
                                                                                 -----------
                                                                                 $2,175,922
                                                                                 -----------
                                      General Obligations - 11.3%
NR           NR           $  500      Cleveland, Ohio, City School
                                       District, 6.50%, 6/15/97                  $  500,645
Aa           NR              500      Hamilton County, Ohio, 5.00%, 12/1/16         458,610
NR           A+              300      Kings County, Ohio, Local School
                                       District, 7.60%, 12/1/10                     327,084
A            NR            1,000      Wauseon, Ohio School District, 7.25%,
                                       12/1/10                                    1,106,570
NR           NR              770      Youngstown, Ohio, County School
                                       District, 6.40%, 7/1/00                      798,505
                                                                                 -----------
                                                                                 $3,191,414
                                                                                 -----------
                                      Hospitals - 14.7%
A            A-           $1,000      Erie County Hospital Improvement
                                       (Fireland Community Hospital
                                       Project), 6.75%, 1/1/08                   $1,046,930
Aa           NR              500      Franklin County, Ohio, Hospital
                                       Improvement, (Children's Hospital),
                                       5.75%, 11/1/15                               491,295
Baa          BBB             500      Hamilton County Ohio Health System
                                       (Providence Hospital Project),
                                       6.00%, 7/1/01                                507,420
NR           NR              990      Mt. Vernon Ohio Hospital, (Knox
                                       Community Hospital), 7.875%, 6/1/12        1,020,670
Aa2          NR            1,000      Warren County, Ohio, Hospital
                                       Facilities, (Otterbein Homes
                                       Project), 7.20%, 7/1/11                    1,072,910
                                                                                 -----------
                                                                                 $4,139,225
                                                                                 -----------
                                      Housing - 5.7%
NR           AAA          $1,000      Cuyahoga County, Ohio, Multifamily
                                       Housing, (National Terminal Apts.
                                       Project), 6.40%, 7/1/16                   $1,026,500
                                      Housing (continued)
NR           NR           $  300      Cuyahoga County, Ohio, First
                                       Mortgage, (Rolling Hills Apts.
                                       Project), (AMT), 8.00%, 1/1/28            $  290,307
NR           NR              300      Lucas County, Ohio, Economic
                                       Development Multifamily Housing
                                       (County Creek Project), (AMT),
                                       8.00%, 7/1/26                                286,941
                                                                                 -----------
                                                                                 $1,603,748
                                                                                 -----------
                                      Industrial Development Revenue - 7.6%
NR           A-           $1,020      Ohio Economic Development Commission,
                                       (ABS Industries) (AMT), 6.00%,
                                       6/1/04                                    $1,075,386
NR           NR              250      Ohio State Solid Waste Revenue,
                                       (Republic Engineered Steel), (AMT),
                                       9.00%, 6/1/21                                251,658
NR           A-              765      Ohio Economic Development Commission,
                                       (Ohio Enterprise Bond Fund-Progress
                                       Plastics Products), (AMT), 6.80%,
                                       12/1/01                                      803,189
                                                                                 -----------
                                                                                 $2,130,233
                                                                                 -----------
                                      Insured Education - 3.2%
Aaa          AAA          $1,000      Ohio State Public Facilities
                                       Commission, (Higher Educational
                                       Facilities), (AMBAC), 4.30%,
                                       12/1/08                                   $  898,650
                                                                                 -----------
                                      Insured General Obligations - 31.0%
Aaa          AAA          $1,000      Cleveland, Ohio, (MBIA), 6.50%,
                                       11/15/01                                  $1,073,720
Aaa          AAA             225      Finneytown, Ohio, Local School
                                       District, (FGIC), 6.15%, 12/1/11             240,716
Aaa          AAA             500      Forest Hills, Ohio, Local School
                                       District, (MBIA), 6.00%, 12/1/09             528,560
Aaa          AAA           1,350      Mt. Vernon County, Ohio, Local School
                                       District, (FGIC), 7.50%, 12/1/14           1,537,164
Aaa          AAA           1,000      North Olmstead, Ohio, (AMBAC), 5.00%,
                                       12/1/16                                      913,910
Aaa          AAA           1,500      Southwest Licking Ohio School
                                       Facilities Improvement, (FGIC),
                                       7.10%, 12/1/16                             1,685,055

                                                                              43


--------------------------------------------------------------------------------
                       Tax-Exempt Investments (continued)

Ratings (Unaudited)
---------------------------------
                        Principal
            Standard       Amount
                &            (000
Moody's       Poor's     omitted)                   Security                           Value
--------     -------     --------     -------------------------------------     ------------
                                      Insured General Obligations (continued)
Aaa          AAA        $  500        Strongsville, Ohio, City School
                                       District, (MBIA), 5.375%, 12/1/12        $   493,970
Aaa          AAA           500        West Clermont Ohio School District,
                                       (AMBAC), 7.125%, 12/1/19                     556,275
Aaa          AAA         1,500        West Clermont Ohio School District,
                                       (AMBAC), 6.90%, 12/1/12                    1,664,580
                                                                                 -----------
                                                                                $ 8,693,950
                                                                                 -----------
                                      Insured Transportation - 3.4%
Aaa          AAA        $1,000        Dayton, Ohio, Airport Revenue, (James
                                       M. Cox - Dayton International
                                       Airport), (AMBAC), 5.25%, 12/1/15        $   946,970
                                                                                 -----------
                                      Insured Utility - 1.6%
Aaa          AAA        $  500        Cleveland, Ohio, Public Power System,
                                       (MBIA), 5.125%, 11/15/18                 $   461,280
                                                                                 -----------
                                      Insured Water & Sewer - 2.2%
Aaa          AAA        $  690        Bellefontaine, Ohio, Water System
                                       Mortgage Revenue, (AMBAC), 5.00%,
                                       12/1/15                                  $   630,080
                                                                                 -----------
                                      Life Care - 2.4%
NR           BBB-       $  680        Marion County, Ohio, Health Care
                                       Facilities, (United Church Homes
                                       Project), 5.25%, 11/15/98                $   679,960
                                                                                 -----------
                                      Nursing Homes - 4.2%
NR           NR         $  300        Fairfield County, Ohio, Economic
                                       Development Authority, (Beverly
                                       Enterprises), 8.50%, 1/1/03              $   324,147
NR           NR            295        Greene County, Ohio, First Mortgage,
                                       (Fairview Extended Care), 10.125%,
                                       1/1/11                                       331,857
                                      Nursing Homes (continued)
VMIG1        NR         $  500        Hamilton County, Ohio, Hospital
                                       Facilities, (Episcopal Retirement
                                       Project), 5.00%, 1/1/15                  $   505,225
                                                                                 -----------
                                                                                $ 1,161,229
                                                                                 -----------
                                      Special Tax - 1.6%
NR           NR         $  454        Columbus Ohio Special Assessment,
                                       6.05%, 9/15/05                           $   460,324
                                                                                 -----------
                                      Transportation - 2.6%
NR           NR         $  500        Cleveland-Cuyahoga County Port
                                       Authority, (Rock & Roll Hall of
                                       Fame), 5.45%, 12/1/05                    $   493,850
NR           NR            250        Cleveland-Cuyahoga County Port
                                       Authority, (Rock & Roll Hall of
                                       Fame), 5.85%, 12/1/08                        248,975
                                                                                 -----------
                                                                                $   742,825
                                                                                 -----------
                                      Utility - 0.8%
Baa1         BBB+       $  250        Puerto Rico Electric Power Authority,
                                       5.50%, 7/1/14                            $   238,333
                                                                                 -----------
                                      Total Tax-Exempt Investments
                                       (identified cost, $27,768,855)           $28,154,143
                                                                                 ===========

AMT--Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1997, 54.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 9.1% to 33.1% of total investments.

                       See notes to financial statements

                    Limited Maturity Municipals Portfolio
                             Financial Statements

                     Statements of Assets and Liabilities

--------------------------------------------------------------------------------
                                March 31, 1997
--------------------------------------------------------------------------------

                                                         California     Connecticut        Florida         Michigan
                                                          Limited         Limited          Limited          Limited
                                                         Portfolio       Portfolio        Portfolio        Portfolio
                                                         -----------     -----------     -----------     -------------
Assets:
 Investments --
  Identified cost                                       $41,774,003     $11,956,737      $90,512,005     $ 14,096,910
  Unrealized appreciation                                   614,879         108,879          441,070          393,224
                                                         -----------     -----------     -----------      ------------
 Investments at value (Note 1A)                         $42,388,882     $12,065,616      $90,953,075     $ 14,490,134
 Cash                                                           282          31,601              778          137,744
 Receivable for investments sold                            936,857              --        1,827,129           35,000
 Interest receivable                                        773,815         176,116        2,001,265          335,000
 Receivable for variation margin on
   open financial futures contracts (Note 1E)                 5,469              --           11,719               --
 Deferred organization expenses (Note 1D)                     1,647           1,743            4,582              259
                                                         -----------     -----------     -----------      ------------
   Total assets                                         $44,106,952     $12,275,076      $94,798,548     $ 14,998,137
                                                         -----------     -----------     -----------      ------------
Liabilities:
 Payable for investments purchased                      $        --     $        --      $ 1,834,573     $         --
 Demand note payable (Note 5)                               907,000              --           45,000               --
 Payable to affiliate for Trustees' fees (Note 2)             1,781              40            2,256               40
 Accrued expenses                                             3,730           1,069            7,527            1,665
                                                         -----------     -----------     -----------      ------------
   Total liabilities                                    $   912,511     $     1,109      $ 1,889,356     $      1,705
                                                         -----------     -----------     -----------      ------------
Net Assets applicable to investors'
  interest in Portfolio                                 $43,194,441     $12,273,967      $92,909,192     $ 14,996,432
                                                         ===========     ===========     ===========      ============
Sources of Net Assets:
 Net proceeds from capital contributions
   and withdrawals                                      $42,482,427     $12,165,088      $92,259,978     $ 14,603,208
 Net unrealized appreciation of investments
   and financial futures contracts (computed
   on the basis of identified cost)                         712,014         108,879          649,214          393,224
                                                         -----------     -----------     -----------      ------------
   Total                                                $43,194,441     $12,273,967      $92,909,192     $ 14,996,432
                                                         ===========     ===========     ===========      ============

                       See notes to financial statements

                     Statements of Assets and Liabilities

--------------------------------------------------------------------------------
                                March 31, 1997
--------------------------------------------------------------------------------

                                                                        New Jersey       New York           Ohio
                                                                          Limited        Limited          Limited
                                                                         Portfolio      Portfolio        Portfolio
                                                                         ----------     -----------     ------------
Assets:
 Investments --
  Identified cost                                                       $56,492,991    $ 97,740,065     $27,768,855
  Unrealized appreciation                                                 1,107,202         112,699         385,288
                                                                         ----------     -----------     ------------
 Investments at value (Note 1A)                                         $57,600,193    $ 97,852,764     $28,154,143
 Cash                                                                           181             265          26,568
 Receivable for investments sold                                          1,285,363         632,741         536,948
 Interest receivable                                                      1,001,651       1,833,333         527,972
 Receivable for variation margin on open financial
   futures contracts (Note 1E)                                                   --          21,094              --
 Prepaid expenses                                                             2,345              --              --
 Deferred organization expenses (Note 1D)                                     1,893           2,789              --
                                                                         ----------     -----------     ------------
   Total assets                                                         $59,891,626    $100,342,986     $29,245,631
                                                                         ----------     -----------     ------------
Liabilities:
 Payable for investments purchased                                      $ 1,385,559    $         --     $        --
 Payable for when-issued securities (Note 1G)                                    --              --         773,281
 Demand note payable (Note 5)                                               206,000         318,000              --
 Payable to affiliate for Trustees' fees (Note 2)                             1,781           2,256             395
 Accrued expenses                                                            32,347           8,982           2,103
                                                                         ----------     -----------     ------------
   Total liabilities                                                    $ 1,625,687    $    329,238     $   775,779
                                                                         ----------     -----------     ------------
Net Assets applicable to investors'
  interest in Portfolio                                                 $58,265,939    $100,013,748     $28,469,852
                                                                         ==========     ===========     ============
Sources of Net Assets:
 Net proceeds from capital
   contributions and withdrawals                                        $57,158,737    $ 99,526,390     $28,084,564
 Net unrealized appreciation of investments and financial futures
   contracts (computed on the basis of identified cost)                   1,107,202         487,358         385,288
                                                                         ----------     -----------     ------------
   Total                                                                $58,265,939    $100,013,748     $28,469,852
                                                                         ==========     ===========     ============

                      See notes to financial statements

                            Statements of Operations

--------------------------------------------------------------------------------
                            Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                         California     Connecticut      Florida         Michigan
                                                           Limited        Limited        Limited          Limited
                                                          Portfolio      Portfolio      Portfolio        Portfolio
                                                          ----------     ----------     -----------     -----------
Investment Income (Note 1B):
 Interest income                                         $ 2,860,592     $ 770,927     $ 5,988,431      $1,029,154
                                                          ----------     ----------     -----------      ----------
 Expenses --
  Investment adviser fee (Note 2)                        $   239,320     $  64,492     $   508,203      $   83,756
  Compensation of Trustees not members of the
   Administrator's organization (Note 2)                       6,787           163           8,728             163
  Custodian fee (Note 1H)                                     30,586        13,042          63,236          15,751
  Legal and accounting services                               22,036        17,641          23,929          21,842
  Bond pricing                                                 6,319         6,556           8,970           4,943
  Amortization of organization expenses
    (Note 1D)                                                  1,253           609           4,205           3,113
  Registration fees                                               --            --              --              --
  Miscellaneous                                               14,658         4,981          24,387           9,745
                                                          ----------     ----------     -----------      ----------
   Total expenses                                        $   320,959     $ 107,484     $   641,658      $  139,313
                                                          ----------     ----------     -----------      ----------
 Deduct --
  Reduction of investment adviser fee (Note 2)           $        --     $  32,497     $        --      $       --
  Reduction of custodian fee (Note 1H)                         6,576         5,706          21,381           5,813
                                                          ----------     ----------     -----------      ----------
   Total expense reductions                              $     6,576     $  38,203     $    21,381      $    5,813
                                                          ----------     ----------     -----------      ----------
    Net expenses                                         $   314,383     $  69,281     $   620,277      $  133,500
                                                          ----------     ----------     -----------      ----------
     Net investment income                               $ 2,546,209     $ 701,646     $ 5,368,154      $  895,654
                                                          ----------     ----------     -----------      ----------
Realized and Unrealized Gain
  (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions (identified cost basis)        $   350,071     $  92,432     $   426,609      $  310,139
  Financial futures contracts                               (496,498)      (80,714)       (772,529)       (113,883)
                                                          ----------     ----------     -----------      ----------
   Net realized gain (loss)                              $  (146,427)    $  11,718     $  (345,920)     $  196,256
                                                          ----------     ----------     -----------      ----------
 Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                    $  (423,549)    $(117,846)    $(1,862,868)     $ (185,210)
  Financial futures contracts                                 97,135         3,175         208,144           4,763
                                                          ----------     ----------     -----------      ----------
     Net change in unrealized appreciation               $  (326,414)    $(114,671)    $(1,654,724)     $ (180,447)
                                                          ----------     ----------     -----------      ----------
      Net realized and unrealized gain (loss)            $  (472,841)    $(102,953)    $(2,000,644)     $   15,809
                                                          ----------     ----------     -----------      ----------
       Net increase in net assets
         from operations                                 $ 2,073,368     $ 598,693     $ 3,367,510      $  911,463
                                                          ==========     ==========     ===========      ==========

                      See notes to financial statements

                            Statements of Operations

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                                            New
                                                           Jersey        New York          Ohio
                                                          Limited        Limited         Limited
                                                         Portfolio      Portfolio       Portfolio
                                                          ---------     -----------     -----------
Investment Income (Note 1B):
 Interest income                                         $3,854,081    $ 6,539,821      $1,802,655
                                                          ---------     -----------     -----------
 Expenses --
  Investment adviser fee (Note 2)                        $  324,454    $   557,305      $  146,515
  Compensation of Trustees not members of the
  Administrator's organization (Note 2)                       6,412          8,729           1,618
  Custodian fee (Note 1H)                                    43,642         68,754          21,250
  Legal and accounting services                              21,851         23,944          20,644
  Bond pricing                                               10,126          9,302           7,239
  Amortization of organization expenses (Note 1D)             1,789          2,570           2,549
  Miscellaneous                                              14,436         23,382           9,450
                                                          ---------     -----------     -----------
   Total expenses                                        $  422,710    $   693,986      $  209,265
 Deduct --
  Reduction of custodian fee (Note 1H)                       19,776         18,973           7,991
                                                          ---------     -----------     -----------
    Net expenses                                         $  402,934    $   675,013      $  201,274
                                                          ---------     -----------     -----------
     Net investment income                               $3,451,147    $ 5,864,808      $1,601,381
                                                          ---------     -----------     -----------
Realized and Unrealized Gain
  (Loss) on Investments:
 Net realized gain (loss) --
  Investment transactions
    (identified cost basis)                              $  393,991    $   459,925      $  357,703
  Financial futures contracts                              (321,525)      (747,067)       (131,066)
                                                          ---------     -----------     -----------
   Net realized gain (loss)                              $   72,466    $  (287,142)     $  226,637
                                                          ---------     -----------     -----------
 Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                   $ (383,438)   $(1,269,739)     $ (288,513)
   Financial futures contracts                               13,389        374,659              --
                                                          ---------     -----------     -----------
    Net change in unrealized appreciation                $ (370,049)   $  (895,080)     $ (288,513)
                                                          ---------     -----------     -----------
     Net realized and unrealized loss                    $ (297,583)   $(1,182,222)     $  (61,876)
                                                          ---------     -----------     -----------
      Net increase in net assets from operations         $3,153,564    $ 4,682,586      $1,539,505
                                                          =========     ===========     ===========

                      See notes to financial statements

                     Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                               California      Connecticut       Florida           Michigan
                                                Limited          Limited         Limited           Limited
                                               Portfolio        Portfolio       Portfolio         Portfolio
                                              ------------     -----------      ------------     -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $  2,546,209     $   701,646     $  5,368,154      $   895,654
  Net realized gain (loss) on
    investment transactions                       (146,427)         11,718         (345,920)         196,256
  Change in unrealized
    appreciation                                  (326,414)       (114,671)      (1,654,724)        (180,447)
                                              ------------     -----------      ------------     ------------
   Net increase in net assets
     from operations                          $  2,073,368     $   598,693     $  3,367,510      $   911,463
                                              ------------     -----------      ------------     ------------
 Capital transactions --
  Contributions                               $    890,101     $   868,089     $  4,859,506      $   727,519
  Withdrawals                                  (18,985,108)     (4,054,341)     (43,152,835)      (7,833,956)
                                              ------------     -----------      ------------     ------------
   Net decrease in net assets resulting
     from capital transactions                $(18,095,007)    $(3,186,252)    $(38,293,329)     $(7,106,437)
                                              ------------     -----------      ------------     ------------
    Net decrease in net assets                $(16,021,639)    $(2,587,559)    $(34,925,819)     $(6,194,974)
Net Assets:
 At beginning of year                           59,216,080      14,861,526      127,835,011       21,191,406
                                              ------------     -----------      ------------     ------------
 At end of year                               $ 43,194,441     $12,273,967     $ 92,909,192      $14,996,432
                                              ============     ===========      ============     ============

                      See notes to financial statements

                     Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1997
--------------------------------------------------------------------------------

                                               New Jersey        New York            Ohio
                                                Limited          Limited           Limited
                                               Portfolio        Portfolio         Portfolio
                                              ------------     ------------      -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $  3,451,147     $  5,864,808      $ 1,601,381
  Net realized gain (loss) on
    investment transactions                         72,466         (287,142)         226,637
  Change in unrealized
    appreciation                                  (370,049)        (895,080)        (288,513)
                                              ------------     ------------      -------------
   Net increase in net assets
     from operations                          $  3,153,564     $  4,682,586      $ 1,539,505
                                              ------------     ------------      -------------
 Capital transactions --
  Contributions                               $  1,862,282     $  3,989,610      $ 1,294,856
  Withdrawals                                  (26,922,483)     (47,386,927)      (7,893,884)
                                              ------------     ------------      -------------
   Net decrease in net assets resulting
     from capital transactions                $(25,060,201)    $(43,397,317)     $(6,599,028)
                                              ------------     ------------      -------------
    Net decrease in net assets                $(21,906,637)    $(38,714,731)     $(5,059,523)
Net Assets:
 At beginning of year                           80,172,576      138,728,479       33,529,375
                                              ------------     ------------      -------------
 At end of year                               $ 58,265,939     $100,013,748      $28,469,852
                                              ============     ============      =============

                      See notes to financial statements

                     Statements of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1996
--------------------------------------------------------------------------------

                                               California      Connecticut       Florida           Michigan
                                                Limited          Limited         Limited            Limited
                                               Portfolio        Portfolio       Portfolio          Portfolio
                                              ------------     -----------      ------------     --------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                       $  3,416,052     $   795,358     $  6,849,405      $  1,341,190
  Net realized loss on
    investment transactions                        690,889          16,771          295,731           313,930
  Net change in unrealized
    appreciation                                   500,309         283,601        1,590,260            87,479
                                              ------------     -----------      ------------     -------------
   Net increase in net assets
     from operations                          $  4,607,250     $ 1,095,730     $  8,735,396      $  1,742,599
                                              ------------     -----------      ------------     -------------
 Capital transactions --
  Contributions                               $  2,502,298     $ 1,702,174     $ 10,648,982      $    748,500
  Withdrawals                                  (30,237,193)     (5,251,996)     (56,128,282)      (14,497,709)
                                              ------------     -----------      ------------     -------------
   Net decrease in net assets resulting
     from capital transactions                $(27,734,895)    $(3,549,822)    $(45,479,300)     $(13,749,209)
                                              ------------     -----------      ------------     -------------
    Net decrease in net assets                $(23,127,645)    $(2,454,092)    $(36,743,904)     $(12,006,610)
Net Assets:
 At beginning of year                           82,343,725      17,315,618      164,578,915        33,198,016
                                              ------------     -----------      ------------     -------------
 At end of year                               $ 59,216,080     $14,861,526     $127,835,011      $ 21,191,406
                                              ============     ===========      ============     =============

                      See notes to financial statements

                      Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                          Year Ended March 31, 1996
--------------------------------------------------------------------------------

                                             New Jersey         New York           Ohio
                                               Limited          Limited           Limited
                                              Portfolio        Portfolio         Portfolio
                                             ------------     ------------      -------------
Increase (Decrease) in Net Assets:
 From operations --
  Net investment income                     $  4,281,726      $  7,387,952      $ 1,869,100
  Net realized gain (loss) on
    investment transactions                       83,359           217,916          230,400
  Change in unrealized
    appreciation                                 875,687         2,312,427          179,256
                                             ------------     ------------      -------------
   Net increase in net assets
     from operations                        $  5,240,772      $  9,918,295      $ 2,278,756
                                             ------------     ------------      -------------
 Capital transactions --
  Contributions                             $  2,138,038      $  7,273,143      $ 1,242,994
  Withdrawals                                (24,485,909)      (52,095,383)      (9,427,749)
                                             ------------     ------------      -------------
   Net decrease in net assets resulting
     from capital transactions              $(22,347,871)     $(44,822,240)     $(8,184,755)
                                             ------------     ------------      -------------
    Net decrease in net assets              $(17,107,099)     $(34,903,945)     $(5,905,999)
Net Assets:
 At beginning of year                         97,279,675       173,632,424       39,435,374
                                             ------------     ------------      -------------
 At end of year                             $ 80,172,576      $138,728,479      $33,529,375
                                             ============     ============      =============

                      See notes to financial statements

                              Supplementary Data
--------------------------------------------------------------------------------

                                   California Limited Portfolio                 Connecticut Limited Portfolio
                               --------------------------------------     -------------------------------------------
                                       Year Ended March 31,                          Year Ended March 31,
                               --------------------------------------     -------------------------------------------
                               1997       1996       1995      1994*      1997       1996        1995        1994**
                              ------     ------     ------    ------     ------     -------     -------     ---------
Ratios to average daily
  net assets+:
 Expenses (1)                   0.63%      0.58%      0.53%      0.46%+    0.54%       0.39%       0.17%        0.00%+
 Net expenses, after
  custodian fee
  reduction                     0.61%      0.55%        --         --      0.50%       0.35%         --           --
 Net investment income          4.98%      4.82%      4.72%      4.50%+    5.09%       4.91%       4.95%        4.53%+
Portfolio Turnover                57%        36%        56%         6%       46%         52%         73%          39%
Net Assets, end of period
  (000 omitted)               $43,194    $59,216    $82,344    $95,704   $12,274    $ 14,862    $ 17,316     $ 16,767

  + The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, and/or an allocation of expenses to the Investment
    Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:

   Expenses (1)                                                  0.52%+    0.78%       0.72%       0.67%        0.62%+
   Expenses after custodian fee reduction                          --      0.74%       0.68%         --           --
    Net investment income                                        4.44%+    4.85%       4.58%       4.45%        3.92%+

  + Annualized.

  * For the period from the start of business, May 3, 1993, to March 31, 1994.

 ** For the period from the start of business, April 16, 1993, to March 31, 1994.

(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                                                                                  Florida Limited Portfolio
                                                                          -------------------------------------------
                                                                                     Year Ended March 31,
                                                                          -------------------------------------------
                                                                           1997        1996        1995         1994*
                                                                          ------     -------     -------     ---------
Ratios to average daily
  net assets:
 Expenses (1)                                                              0.59%       0.55%       0.52%        0.49%+
 Net expenses, after
  custodian fee reduction                                                  0.57%       0.54%         --           --
 Net investment income                                                     4.90%       4.73%       4.73%        4.53%+
Portfolio Turnover                                                           66%         20%         44%           8%
Net Assets, end of period
  (000 omitted)                                                          $92,909    $127,835    $164,579     $185,977

  + Annualized.

  * For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                      See notes to financial statements

                              Supplementary Data
--------------------------------------------------------------------------------

                                  Michigan Limited Portfolio                    New Jersey Limited Portfolio
                           ------------------------------------------     -----------------------------------------
                                     Year Ended March 31,                           Year Ended March 31,
                           ------------------------------------------     -----------------------------------------
                           1997        1996        1995       1994*       1997       1996      1995        1994**
                          -------    -------     -------     -------     ------     ------    ------      ---------
Ratios to average
  daily net assets+:
 Expenses (1)                0.79%       0.68%       0.48%      0.00%+     0.61%      0.57%      0.54%        0.54%+
 Net expenses, after
  custodian fee
  reduction                  0.76%       0.64%         --         --       0.58%      0.55%        --           --
 Net investment
  income                     5.09%       5.00%       4.88%      4.62%+     4.96%      4.78%      4.73%        4.53%+
Portfolio Turnover             28%         40%        111%        30%        37%        42%        44%          10%
Net Assets, end of
  period
  (000 omitted)           $ 14,996    $ 21,191    $ 33,198   $ 35,608    $58,266    $80,173    $97,280     $102,948

  +The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:

 Expenses (1)                                        0.59%      0.54%+
 Net investment
  income                                             4.77%      4.08%+

  + Annualized.

  * For the period from the start of business, April 16, 1993, to March 31, 1994.

 ** For the period from the start of business, May 3, 1993, to March 31, 1994.

(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                                  New York Limited Portfolio                       Ohio Limited Portfolio
                           ------------------------------------------     -----------------------------------------
                                     Year Ended March 31,                           Year Ended March 31,
                           ------------------------------------------     -----------------------------------------
                             1997        1996        1995      1994*       1997       1996       1995        1994**
                          -------    -------     -------        -----      ----       ----       ----       -------
Ratios to average
  daily net assets+:
 Expenses (1)                0.58%       0.55%       0.52%      0.47%+     0.68%      0.63%      0.46%        0.00%+
 Net expenses, after
  custodian fee
  reduction                  0.56%       0.53%         --         --       0.65%      0.61%        --           --
 Net investment
  income                     4.87%       4.66%       4.79%      4.50%+     5.20%      5.06%      4.96%        4.68%+
Portfolio Turnover             58%         32%         31%         5%        34%        47%       120%          33%
Net Assets, end of
  period (000 omitted)   $100,014    $138,728    $173,632   $183,768    $28,470    $33,529    $39,435     $ 37,978

  +The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee, and/or an allocation of expenses to the Investment
   Adviser. Had such actions not been taken, the ratios (as a percentage of average daily net assets) would have been as follows:

 Expenses (1)                                                                                    0.58%        0.54%+
 Net investment
  income                                                                                         4.84%        4.14%+

  + Annualized.

  * For the period from the start of business, May 3, 1993, to March 31, 1994.

 ** For the period from the start of business, April 16, 1993, to March 31, 1994.

(1) The expense ratios for the years ended March 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See note to financial statements

                        Notes to Financial Statements

--------------------------------------------------------------------------------

(1) Significant Accounting Policies

California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio (New York Limited Portfolio), and Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Portfolio commenced operations.

E. Financial Futures Contracts -- Upon entering a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

H. Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of expenses on the Statement of Operations.

I. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Other -- Investment transactions are accounted for on a trade date basis.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1997, each Portfolio incurred advisory fees as follows:

                                      Effective
Portfolio               Amount          Rate
-------------------     -------      -------------
California Limited     $239,320         0.47%
Connecticut Limited      64,492         0.47%
Florida Limited         508,203         0.46%
Michigan Limited         83,756         0.48%
New Jersey Limited      324,454         0.47%
New York Limited        557,305         0.46%
Ohio Limited            146,515         0.48%

To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $32,497.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1997, no significant amounts have been deferred.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

(3) Investments
Purchases and sales of investments, other than U.S. Government securities, put option transactions and short-term obligations, for the year ended March 31, 1997 were as follows:

               California    Connecticut      Florida        Michigan
                 Limited       Limited        Limited         Limited
                Portfolio     Portfolio      Portfolio       Portfolio
                ----------     ---------     ----------     -----------
Purchases      $28,784,757    $6,190,195   $ 70,750,321     $ 4,839,639
Sales           46,006,048     8,563,337    102,106,262      10,872,883

               New Jersey       New York          Ohio
                 Limited        Limited         Limited
                Portfolio      Portfolio       Portfolio
                ----------     -----------     ----------
Purchases      $25,394,155    $ 69,170,036    $10,295,734
Sales           46,414,717     106,987,883     14,960,465

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation/depreciation in value of the investments owned by each Portfolio at March 31, 1997, as computed on a federal income tax basis, are as follows:

                                   California    Connecticut      Florida         Michigan
                                    Limited        Limited        Limited         Limited
                                   Portfolio      Portfolio      Portfolio       Portfolio
                                   ----------      ----------     ----------     ------------
Aggregate cost                    $41,774,003    $11,956,737    $90,512,005     $14,096,910
                                     ========       ========      ==========     ===========
Gross unrealized appreciation     $   832,712    $   187,375    $ 1,291,406     $   495,155
Gross unrealized depreciation        (217,833)       (78,496)      (850,336)       (101,931)
                                     --------       --------      ----------     -----------
 Net unrealized appreciation      $   614,879    $   108,879    $   441,070     $   393,224
                                     ========       ========      ==========     ===========

                                   New Jersey      New York         Ohio
                                    Limited        Limited        Limited
                                   Portfolio      Portfolio      Portfolio
                                   ----------      ----------     ----------
Aggregate cost                    $56,492,991    $97,740,065    $27,768,855
                                     ========       ========      ==========
Gross unrealized appreciation     $ 1,372,834    $   961,923    $   519,339
Gross unrealized depreciation        (265,632)      (849,224)      (134,051)
                                     --------       --------      ----------
 Net unrealized appreciation      $ 1,107,202    $   112,699    $   385,288
                                     ========       ========      ==========

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit with a group of banks. Borrowings will be made by the Portfolios or Funds solely to facilitate the handling of unusual or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1997 the California Limited Portfolio, Florida Limited Portfolio, New Jersey Limited Portfolio, and New York Limited Portfolio, had a balance outstanding pursuant to this line of credit of $907,000, $45,000, $206,000, and $318,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1997.

(6) Financial Instruments
The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 1997, were as follows:

                        Futures
                        Contract
                       Expiration                                            Net Unrealized
Limited Portfolio         Date               Contracts          Position      Appreciation
-----------------      ------------    ---------------------     -------     --------------
California                6/97          35 U.S. Treasury Bonds    Short        $  97,135
Florida                   6/97          75 U.S. Treasury Bonds    Short          208,144
New York                  6/97         135 U.S. Treasury Bonds    Short          374,659

At March 31, 1997, the Portfolios had sufficient cash and/or securities segregated to cover margin requirements on open futures contracts.

                        Independent Auditors' Report

To the Trustees and Investors of

California Limited Maturity Municipals Portfolio
Connecticut Limited Maturity Municipals Portfolio
Florida Limited Maturity Municipals Portfolio
Michigan Limited Maturity Municipals Portfolio
New Jersey Limited Maturity Municipals Portfolio
New York Limited Maturity Municipals Portfolio
Ohio Limited Maturity Municipals Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio,
New York Limited Maturity Municipals Portfolio, and Ohio Limited Maturity Municipals Portfolio (the Portfolios), as of March 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended March 31, 1997 and 1996 and the supplementary data for each of the years in the four year period ended
March 31, 1997. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios, as of March 31, 1997, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 2, 1997

Investment Management

Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of
New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate
School of Business Administration

Norton H. Reamer
President and Director,
United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor

Investment Adviser and Consultant

Portfolios

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

William H. Ahern, Jr.
Vice President and Portfolio Manager of
Connecticut, Florida, Michigan, New Jersey, and Ohio Limited Maturity Municipals
Portfolios

Nicole Anderes
Vice President and Portfolio Manager
of New York Limited Maturity Municipals
Portfolio

Cynthia J. Clemson
Vice President and Portfolio Manager
of Pennsylvania Limited Maturity
Municipals Portfolio

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of
New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate
School of Business Administration

Norton H. Reamer
President and Director,
United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser
and Consultant

Investment Adviser of Limited Maturity Tax Free Portfolios
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Traditional Limited Maturity Tax Free Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

     This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                         Eaton Vance Investment Trust
                              24 Federal Street
                               Boston, MA 02110

                                                               T-7LTFCSRC-5/97